As filed with the Securities and Exchange Commission on September 4, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Semi-Annual Report

June 30, 2015

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

Funds	Inception Dates	NAV @ 6/30/15	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/15	One Year Total Return Ended 6/30/15	Five Year Average Annualized Return Ended 6/30/15	Ten Year Average Annualized Return Ended 6/30/15	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$22.92	0.80%	0.92%	0.48%	1.61%	15.45%	8.34%	8.32%
S&P 500® Index[1]					1.23%	7.42%	17.34%	7.89%	8.35%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$25.75	0.94%	0.94%	7.07%	4.51%	16.57%	8.11%	11.15%
Russell 2000® Index[2]					4.75%	6.49%	17.08%	8.40%	9.55%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$24.71	1.19%	1.19%	6.92%	4.25%	16.29%	7.84%	10.45%
Russell 2000® Index[2]					4.75%	6.49%	17.08%	8.40%	10.16%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$13.19	1.00%	1.20%	9.01%	4.06%	N/A	N/A	7.50%
Russell 2500® Index[3]					4.81%	5.92%	N/A	N/A	11.55%
LKCM Balanced Fund	12/30/97	$20.46	0.80%	0.99%	2.24%	3.60%	12.17%	7.69%	6.40%
S&P 500® Index[1]					1.23%	7.42%	17.34%	7.89%	6.35%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					0.82%	1.68%	2.79%	4.02%	4.94%
LKCM Fixed Income Fund	12/30/97	$10.73	0.50%	0.70%	0.30%	0.15%	2.75%	4.15%	4.65%
Barclays U.S. Intermediate
Government/Credit Bond Index[4]					0.82%	1.68%	2.79%	4.02%	4.94%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2016, other than the LKCM Fixed Income Fund, for which Luther King Capital Management Corporation has agreed to waive its management fee and/or reimburse the Fund to maintain such designated expense ratio through May 31, 2016. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund, other than the LKCM Small Cap Equity Fund, during the fiscal year ended December 31, 2014.
**	Expense ratios above are as of December 31, 2014, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus as supplemented on May 22, 2015. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2014 may differ due to the inclusion of acquired fund fees and expenses in the ratios presented above.
1	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
2	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
3	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
4	The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

1H2015 Review

The equity market, as measured by the Standard & Poor’s 500 Index, appeared to be listless during the first half of 2015 as investors digested a combination of factors including a stronger U.S. dollar, lower oil prices, first quarter real Gross Domestic Product contraction, tighter domestic monetary policy on the horizon, economic slowdown in China, and the unfolding events in Greece. Balanced against these concerns was a pick-up in consumer spending, led by improving employment conditions, lower gasoline prices, an expanding housing market, as well as higher durable goods orders. The equity market, as measured by the Standard & Poor’s 500 Index, returned 1.23% for the six months ended June 30, 2015, the vast majority of which came from dividends.

Greece was once again in the headlines as its citizens rejected a path forward with Greece’s creditors. The ultimate outcome for Greece in terms of membership in the European Union and continued use of the Euro currency remains unclear. Garnering far fewer headlines, though equally important in the first half of the year, was the cyclical recovery in the European economy. Domestically, economic data, including employment, retail sales, and building permits reflected improvement, supporting our view that economic growth will likely be stronger in the second half of the year. In China, the structural slowdown in economic growth continued, and the government employed fiscal and monetary policy to support short-term economic growth and the Chinese stock market. Commodity-based emerging markets generally continued to face challenging economic conditions during the first half of 2015.

Global central banks seem to have retained a dovish bias; however, divergence appears to be on the horizon as the Federal Reserve contemplates lifting interest rates for the first time since April 2006. Conversely, the Bank of Japan has maintained an ultra-easy monetary policy under “Abenomics,” which has succeeded in driving the yen down sharply and stock prices up sharply. The People’s Bank of China cut its benchmark lending rate to a record low. Finally, the European Central Bank appears to remain committed to quantitative easing to curtail deflationary concerns. The European Central Bank also appears ready to provide any necessary measures to counter tighter monetary conditions resulting from events in Greece should they arise. Collectively, we believe global monetary policy remains very accommodative.

We continue to favor equity valuations relative to bond valuations and believe that bond durations should be kept relatively short. This opinion contrasts with recent mutual fund flows in the marketplace, where retail investors withdrew heavily from equity mutual funds in the first half of the year and seemingly moved those assets to bond mutual funds. We believe this heavy allocation to bond mutual funds has the potential to increase volatility in the bond market when the Federal Reserve ultimately begins to raise interest rates. We anticipate economic growth will be stronger in the second half of the year and believe aggregate corporate earnings will demonstrate better growth as the energy sector anniversaries the drop in oil prices that commenced last year.

LKCM Equity Fund

The LKCM Equity Fund returned 0.48% for the six months ended June 30, 2015 compared to the 1.23% return for the Fund’s benchmark, the Standard & Poor’s 500 Index. The Fund benefited from stock selection in the Information Technology, Financials and Consumer Staples sectors, which was largely offset by stock selection in the Healthcare and Consumer Discretionary sectors. The Fund also benefited from an underweight position in the Utilities sector, which was offset by an overweight position in the Industrials sector.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund Institutional Class outperformed its benchmark, the Russell 2000 Index, during the six months ended June 30, 2015, gaining 7.07% versus the 4.75% return for the benchmark. During the first half of 2015, our sector allocation decisions were beneficial to the Fund’s relative performance, while our stock selection also contributed to the Fund’s relative outperformance. Stock section in the Information Technology, Financials and Consumer Discretionary sectors were the biggest contributors to the Fund’s performance. Our stock selection in the Healthcare sector detracted from the Fund’s relative performance, as we could not keep up with the white hot biotechnology stocks leading this sector. Being overweight the best performing sector, Healthcare, and underweight one of the weakest sectors, Utilities, benefited our sector allocation decisions relative to the benchmark. All in all, we believe it was a solid first half of 2015 for the Fund. As a core manager focused on higher quality companies, we continue to have the Fund tilted towards growth (as we have for several years) and we believe this area of the market currently provides the most attractive investment opportunities for the Fund.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed its benchmark, the Russell 2500 Index, during the six months ended June 30, 2015, gaining 9.01% versus the 4.81% return for the benchmark. During the first half of 2015, our sector allocation decisions were beneficial to the Fund’s relative performance, while our stock selection also contributed to the Fund’s relative outperformance. Stock section in the Information Technology, Financials and Industrials sectors were the biggest contributors to the Fund’s performance. Our stock selection in the Consumer Discretionary and Consumer Staples sectors detracted from the Fund’s relative performance. Being overweight the best performing sector, Healthcare, and underweight one of the weakest sectors, Utilities, benefited our sector allocation decisions relative to the benchmark. All in all, we believe it was a solid first half of 2015 for the Fund. As a core manager focused on higher quality companies, we continue to have the Fund tilted towards growth and we believe this area of the market currently provides the most attractive investment opportunities for the Fund.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 2.24% for the six months ended June 30, 2015 against the 1.23% return for the Standard & Poor’s 500 Index and the 0.82% return for the Barclays U.S. Intermediate Government/Credit Bond Index. Both the equity and fixed income sectors of the Fund’s portfolio generated positive returns. Stock selection in the Financials and Consumer Discretionary sectors was particularly strong, while our Healthcare stocks lagged the benchmark. The fixed income sector of the Fund’s portfolio remained focused on high quality, short-to-intermediate corporate bonds, which we believe was especially important as interest rates lifted during the first half of 2015. The Fund’s investment objective continues to emphasize current income and long-term capital appreciation. As of June 30,

2015, the Fund’s asset mix consisted of approximately 72.5% in equity securities, 27.5% in fixed income securities, and 0.5% in cash and cash equivalents.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund lagged its benchmark, the Barclays Intermediate Government/Credit Bond Index, during the six months ended June 30, 2015, advancing 0.30% versus 0.82% for the benchmark. During this period, the bond market experienced substantial volatility with the yield curve ultimately steepening considerably as interest rates rose sharply on longer-dated maturities. This steepening trend was a reversal of the flattening experienced in the first half of 2014 and led to shorter-duration issues outperforming their longer-duration counterparts. In this environment, the Fund’s defensive 3.1 year duration posture contributed to the Fund’s performance on a relative basis. The Fund’s overweight position in corporate bonds relative to the benchmark detracted from performance during the first half of 2015 as credit spreads widened in each economic sector, with the exception of the Energy sector. Overweight positions in the Telecommunications, Healthcare and Information Technology sectors, which experienced the most spread widening, were the primary detractors from the Fund’s relative performance. We believe the Fund remains well positioned from a duration and credit quality perspective. We are pleased to report that we lowered the expense cap and, accordingly, the Fund’s net expense ratio, during the first half of 2015 from 0.65% to 0.50% of the Fund’s average daily net assets.

J. Luther King, Jr., CFA, CIC

July 31, 2015

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Stocks and bonds are not guaranteed. Bonds traditionally experience less volatility than stocks but have less growth potential. High yield bonds are subject to certain risks including market, greater price volatility, credit, liquidity, issuer, interest-rate, and inflation. Lower-rated and non-rated securities involve greater risk than higher rated securities. Stocks, investment grade bonds and high yield bonds as well as other asset classes have different risk profiles which should be considered when investing. High yield securities have greater price volatility and credit and liquidity risks (presenting a greater risk of loss to principal and interest) than other higher-rated, investment grade securities.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15-6/30/15).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 1/1/2015	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15–6/30/15
Actual	$1,000.00	$1,070.70	$4.93
Hypothetical (5% return before expense)	$1,000.00	$1,020.03	$4.81

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15–6/30/15
Actual	$1,000.00	$1,069.20	$6.21
Hypothetical (5% return before expense)	$1,000.00	$1,018.79	$6.06

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15–6/30/15
Actual	$1,000.00	$1,090.10	$5.18
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15–6/30/15
Actual	$1,000.00	$1,004.80	$3.98
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15–6/30/15
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,022.40	$4.01
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15–6/30/15
Actual	$1,000.00	$1,003.00	$3.08
Hypothetical (5% return before expense)	$1,000.00	$1,021.72	$3.11

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.62% (Note B), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Aerospace & Defense - 2.5%
Hexcel Corporation	209,915	$10,441,172
Teledyne Technologies Incorporated (a)	92,865	9,798,186

		20,239,358

Auto Components - 0.8%
Asbury Automotive Group Inc. (a)	71,550	6,483,861

Automobiles - 2.0%
Lithia Motors, Inc. - Class A	144,065	16,302,395

Banks - 7.0%
BancorpSouth, Inc.	462,454	11,912,815
Bank of the Ozarks, Inc.	269,830	12,344,722
Columbia Banking System, Inc.	366,405	11,922,819
Hanmi Financial Corporation	350,485	8,706,047
Texas Capital Bancshares, Inc. (a)	171,665	10,684,430

		55,570,833

Biotechnology - 5.4%
Charles River Laboratories International, Inc. (a)	169,460	11,919,817
EXACT Sciences Corporation (a)	586,460	17,441,320
Fluidigm Corporation (a)	293,981	7,114,340
Neogen Corporation (a)	139,270	6,606,969

		43,082,446

Building Products - 1.4%
PGT, Inc. (a)	760,166	11,030,009

Capital Markets - 1.2%
Waddell & Reed Financial, Inc. - Class A	204,360	9,668,272

Chemicals - 1.8%
Globe Specialty Metals Inc.	423,530	7,496,481
PolyOne Corporation	180,725	7,078,998

		14,575,479

Commercial Services & Supplies - 3.5%
Healthcare Services Group, Inc.	370,705	12,251,800
Hillenbrand, Inc.	129,275	3,968,743
Ritchie Bros. Auctioneers Incorporated (b)	414,970	11,585,963

		27,806,506

Communications Equipment - 3.3%
Ciena Corporation (a)	439,460	10,406,413
Infinera Corporation (a)	749,135	15,716,852

		26,123,265

Construction Materials - 1.4%
Headwaters Incorporated (a)	614,170	11,190,178

Consumer Finance - 1.3%
PRA Group Inc (a)	159,945	9,966,173

Diversified Financials - 1.5%
HFF, Inc. - Class A	285,703	11,922,386

Electrical Equipment & Instruments - 0.5%
Franklin Electric Co., Inc.	112,335	3,631,790

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 1.1%
Belden Inc.	106,080	$8,616,878

Food Products - 2.4%
Post Holdings Inc. (a)	227,020	12,243,189
TreeHouse Foods, Inc. (a)	86,540	7,012,336

		19,255,525

Health Care Equipment & Supplies - 6.4%
Cynosure, Inc. - Class A (a)	258,413	9,969,573
Endologix, Inc. (a)	488,018	7,486,196
LDR Holding Corporation (a)	137,095	5,929,359
PRA Health Sciences, Inc. (a)	123,120	4,472,950
The Spectranetics Corporation (a)	458,293	10,545,322
VWR Corporation (a)	469,925	12,561,095

		50,964,495

Health Care Providers & Services - 5.2%
Acadia Healthcare Company, Inc. (a)	212,488	16,644,185
Aceto Corporation	365,755	9,008,546
Team Health Holdings, Inc. (a)	242,930	15,870,617

		41,523,348

Hotels, Restaurants & Leisure - 5.2%
Belmond Ltd. - Class A (a) (b)	558,342	6,973,692
Brinker International, Inc.	215,825	12,442,311
La Quinta Holdings Inc (a)	536,150	12,251,027
Popeyes Louisiana Kitchen, Inc. (a)	167,705	10,060,623

		41,727,653

Internet & Catalog Retail - 1.5%
HSN, Inc.	170,260	11,950,549

Internet Software & Services - 6.1%
Criteo SA - ADR (a) (b)	290,590	13,852,425
Euronet Worldwide, Inc. (a)	237,635	14,662,080
LogMeIn, Inc. (a)	166,335	10,726,944
SPS Commerce, Inc. (a)	144,090	9,481,122

		48,722,571

Leisure Equipment & Products - 1.6%
Pool Corporation	177,130	12,430,983

Machinery - 2.8%
Barnes Group Inc.	323,765	12,623,597
Generac Holdings, Inc. (a)	131,050	5,209,238
The Manitowoc Company, Inc.	244,640	4,794,944

		22,627,779

Media - 1.6%
The E.W. Scripps Company - Class A	558,115	12,752,928

Oil & Gas & Consumable Fuels - 2.8%
Diamondback Energy Inc. (a)	105,470	7,950,328
Memorial Resource Development Corp. (a)	117,765	2,234,002
Oasis Petroleum Inc. (a)	235,675	3,735,449
Synergy Resources Corporation (a)	732,725	8,375,047

		22,294,826

Pharmaceuticals - 1.8%
Akorn, Inc. (a)	326,173	14,240,713

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

COMMON STOCKS	Shares	Value
Professional Services - 2.4%
The Advisory Board Company (a)	207,115	$11,322,977
FTI Consulting, Inc. (a)	192,060	7,920,554

		19,243,531

Real Estate Investment Trusts - 6.4%
Kennedy-Wilson Holdings Inc.	425,062	10,452,275
Pebblebrook Hotel Trust	278,435	11,939,293
Sovran Self Storage, Inc.	121,750	10,581,292
Stag Industrial, Inc.	450,245	9,004,900
Strategic Hotels & Resorts, Inc. (a)	774,810	9,390,697

		51,368,457

Road & Rail - 1.4%
ArcBest Corp	142,030	4,516,554
Landstar System, Inc.	100,155	6,697,365

		11,213,919

Semiconductor Equipment & Products - 1.6%
Rambus Inc. (a)	871,820	12,632,672

Software - 9.1%
ACI Worldwide, Inc. (a)	524,015	12,875,049
Envestnet, Inc. (a)	125,340	5,067,496
Fair Isaac Corporation	139,595	12,672,434
Interactive Intelligence Group, Inc. (a)	247,930	11,025,447
Manhattan Associates, Inc. (a)	190,810	11,381,816
Proofpoint, Inc. (a)	145,205	9,245,202
Take-Two Interactive Software, Inc. (a)	372,375	10,266,379

		72,533,823

Specialty Retail - 3.0%
Cabela’s Incorporated (a)	146,345	7,314,323
Monro Muffler Brake, Inc.	186,720	11,606,515
Stage Stores, Inc.	292,080	5,120,163

		24,041,001

Textiles, Apparel & Luxury Goods - 0.1%
Skechers U.S.A., Inc. - Class A (a)	3,655	401,283

Thrifts & Mortgage Finance - 1.5%
Home Bancshares Inc.	328,893	12,024,328

Trading Companies & Distributors - 1.6%
Watsco, Inc.	101,855	12,603,538

TOTAL COMMON STOCKS
(Cost $612,484,579)		790,763,751

SHORT-TERM INVESTMENT - 1.0%
Money Market Fund (c) - 1.0%
Federated Government Obligations Fund - Institutional Shares, 0.01%	8,155,916	8,155,916

TOTAL SHORT-TERM INVESTMENT
(Cost $8,155,916)		8,155,916

Total Investments - 100.2%
(Cost $620,640,495)		798,919,667
Liabilities in Excess of Other Assets - (0.2)%		(1,933,745)

TOTAL NET ASSETS - 100.0%		$796,985,922

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 96.7%	Shares	Value
Aerospace & Defense - 2.9%
Hexcel Corporation	134,890	$6,709,428
Teledyne Technologies Incorporated (a)	36,920	3,895,429

		10,604,857

Automobiles - 1.7%
Lithia Motors, Inc. - Class A	55,675	6,300,183

Banks - 4.3%
BancorpSouth, Inc.	137,155	3,533,113
Bank of the Ozarks, Inc.	132,590	6,065,993
Texas Capital Bancshares, Inc. (a)	96,405	6,000,247

		15,599,353

Biotechnology - 4.1%
Charles River Laboratories International, Inc. (a)	110,525	7,774,328
EXACT Sciences Corporation (a)	246,235	7,323,029

		15,097,357

Capital Markets - 6.5%
Affiliated Managers Group, Inc. (a)	31,960	6,986,456
E*Trade Financial Corporation (a)	313,640	9,393,518
Raymond James Financial, Inc.	127,155	7,575,895

		23,955,869

Chemicals - 0.8%
PolyOne Corporation	74,745	2,927,762

Commercial Services & Supplies - 2.7%
Healthcare Services Group, Inc.	220,120	7,274,966
Hillenbrand, Inc.	86,580	2,658,006

		9,932,972

Communications Equipment - 2.2%
Ciena Corporation (a)	185,070	4,382,457
F5 Networks, Inc. (a)	29,810	3,587,634

		7,970,091

Construction Materials - 1.5%
Martin Marietta Materials, Inc.	38,315	5,421,955

Consumer Finance - 1.7%
PRA Group Inc (a)	101,975	6,354,062

Diversified Financials - 2.5%
Jones Lang LaSalle Incorporated	53,915	9,219,465

Electrical Equipment & Instruments - 2.6%
Acuity Brands, Inc.	53,610	9,648,728

Electronic Equipment & Instruments - 1.8%
Belden Inc.	83,190	6,757,524

Food Products - 3.5%
TreeHouse Foods, Inc. (a)	67,325	5,455,345
The WhiteWave Foods Company (a)	150,855	7,373,792

		12,829,137

Health Care Equipment & Supplies - 8.2%
Align Technology, Inc. (a)	127,830	8,016,219
DexCom Inc. (a)	126,020	10,079,081

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 8.2%, Continued
PerkinElmer, Inc.	121,775	$6,410,236
The Spectranetics Corporation (a)	231,485	5,326,470

		29,832,006

Health Care Providers & Services - 4.9%
Acadia Healthcare Company, Inc. (a)	127,035	9,950,652
Team Health Holdings, Inc. (a)	120,385	7,864,752

		17,815,404

Hotels, Restaurants & Leisure - 4.0%
Brinker International, Inc.	123,985	7,147,735
La Quinta Holdings Inc (a)	321,445	7,345,019

		14,492,754

Household Durables - 1.9%
Lennar Corporation - Class A	137,375	7,011,620

Internet & Catalog Retail - 1.5%
HSN, Inc.	75,680	5,311,979

Internet Software & Services - 4.2%
Criteo SA - ADR (a) (b)	136,905	6,526,261
Euronet Worldwide, Inc. (a)	141,955	8,758,624

		15,284,885

Leisure Equipment & Products - 1.8%
Pool Corporation	92,845	6,515,862

Machinery - 2.4%
The Middleby Corporation (a)	79,495	8,921,724

Marine - 0.9%
Kirby Corporation (a)	43,515	3,335,860

Media - 2.4%
Gannett Co., Inc.	114,310	1,599,197
TEGNA Inc.	228,620	7,331,843

		8,931,040

Oil & Gas & Consumable Fuels - 3.0%
Diamondback Energy Inc. (a)	67,125	5,059,882
Matador Resources Company (a)	166,015	4,150,375
Memorial Resource Development Corp. (a)	96,005	1,821,215

		11,031,472

Pharmaceuticals - 2.8%
Akorn, Inc. (a)	230,690	10,071,925

Real Estate Investment Trusts - 4.2%
Kennedy-Wilson Holdings Inc.	200,000	4,918,000
Sovran Self Storage, Inc.	81,740	7,104,024
Strategic Hotels & Resorts, Inc. (a)	274,195	3,323,243

		15,345,267

Road & Rail - 0.9%
Landstar System, Inc.	48,075	3,214,775

Semiconductor Equipment & Products - 2.4%
Rambus Inc. (a)	604,825	8,763,914

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

COMMON STOCKS	Shares	Value
Software - 8.4%
ACI Worldwide, Inc. (a)	355,870	$8,743,726
Fair Isaac Corporation	46,010	4,176,788
Fortinet Inc. (a)	237,555	9,818,148
Manhattan Associates, Inc. (a)	32,700	1,950,555
Take-Two Interactive Software, Inc. (a)	226,055	6,232,336

		30,921,553

Specialty Retail - 3.0%
Tractor Supply Company	62,570	5,627,546
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	35,320	5,455,174

		11,082,720

Trading Companies & Distributors - 1.0%
Watsco, Inc.	28,440	3,519,166

TOTAL COMMON STOCKS
(Cost $275,028,927)		354,023,241

SHORT-TERM INVESTMENTS - 3.3%
Money Market Funds (c) - 3.3%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	1,400,266	1,400,266
Federated Government Obligations Fund - Institutional Shares, 0.01%	10,743,555	10,743,555

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,143,821)		12,143,821

Total Investments - 100.0%
(Cost $287,172,748)		366,167,062
Liabilities in Excess of Other Assets - 0.0%		(32,857)

TOTAL NET ASSETS - 100.0%		$366,134,205

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 94.6%	Shares	Value
Aerospace & Defense - 3.1%
Honeywell International Inc.	60,000	$6,118,200
Rockwell Collins, Inc.	40,000	3,694,000

		9,812,200

Auto Components - 1.3%
Gentex Corporation	250,000	4,105,000

Banks - 9.5%
Bank of America Corporation	276,663	4,708,804
Comerica Incorporated	128,000	6,568,960
Cullen/Frost Bankers, Inc.	65,000	5,107,700
Glacier Bancorp, Inc.	60,000	1,765,200
SunTrust Banks, Inc.	109,604	4,715,164
Wells Fargo & Company	120,000	6,748,800

		29,614,628

Beverages - 2.5%
The Coca-Cola Company	65,000	2,549,950
PepsiCo, Inc.	55,000	5,133,700

		7,683,650

Biotechnology - 3.8%
Amgen Inc.	40,000	6,140,800
Celgene Corporation (a)	50,000	5,786,750

		11,927,550

Chemicals - 4.4%
E. I. du Pont de Nemours and Company	60,000	3,837,000
FMC Corporation	90,000	4,729,500
Monsanto Company	50,000	5,329,500

		13,896,000

Commercial Services & Supplies - 2.1%
Copart, Inc. (a)	100,000	3,548,000
Waste Connections, Inc.	65,000	3,062,800

		6,610,800

Computers & Peripherals - 4.8%
Apple Inc.	80,000	10,034,000
International Business Machines Corporation	30,000	4,879,800

		14,913,800

Construction Materials - 1.8%
Martin Marietta Materials, Inc.	40,000	5,660,400

Containers & Packaging - 1.7%
Ball Corporation	75,000	5,261,250

Diversified Financials - 1.3%
JPMorgan Chase & Co.	60,000	4,065,600

Electrical Equipment & Instruments - 2.1%
Franklin Electric Co., Inc.	85,000	2,748,050
Roper Industries, Inc.	23,000	3,966,580

		6,714,630

Electronic Equipment & Instruments - 1.7%
National Instruments Corporation	55,000	1,620,300
Trimble Navigation Limited (a)	155,000	3,636,300

		5,256,600

COMMON STOCKS	Shares	Value
Energy Equipment & Services - 0.7%
Schlumberger Limited (b)	24,500	$2,111,655

Food & Drug Retailing - 1.3%
Walgreens Boots Alliance, Inc.	50,000	4,222,000

Food Products - 1.4%
The WhiteWave Foods Company (a)	90,000	4,399,200

Health Care Equipment & Supplies - 4.7%
Medtronic, PLC (b)	42,000	3,112,200
PerkinElmer, Inc.	100,000	5,264,000
Thermo Fisher Scientific Inc.	50,000	6,488,000

		14,864,200

Household Durables - 2.4%
Jarden Corporation (a)	142,500	7,374,375

Household Products - 2.8%
Kimberly-Clark Corporation	45,000	4,768,650
The Procter & Gamble Company	50,000	3,912,000

		8,680,650

Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	90,000	6,283,800
eBay Inc. (a)	65,000	3,915,600
Sabre Corporation	160,000	3,808,000

		14,007,400

Machinery - 5.2%
Danaher Corporation	75,000	6,419,250
Generac Holdings, Inc. (a)	92,000	3,657,000
The Gorman-Rupp Company	67,500	1,895,400
Valmont Industries, Inc.	35,000	4,160,450

		16,132,100

Marine - 1.1%
Kirby Corporation (a)	45,000	3,449,700

Media - 2.5%
Time Warner Inc.	34,000	2,971,940
The Walt Disney Company	43,385	4,951,964

		7,923,904

Metals & Mining - 0.6%
Carpenter Technology Corporation	48,000	1,856,640

Oil & Gas & Consumable Fuels - 7.5%
Cabot Oil & Gas Corporation	120,000	3,784,800
ConocoPhillips	65,000	3,991,650
EOG Resources, Inc.	60,000	5,253,000
Exxon Mobil Corporation	55,000	4,576,000
Memorial Resource Development Corp. (a)	86,130	1,633,886
Occidental Petroleum Corporation	24,000	1,866,480
Range Resources Corporation	48,000	2,370,240

		23,476,056

Paper & Forest Products - 0.8%
International Paper Company	50,000	2,379,500

Pharmaceuticals - 7.0%
Abbott Laboratories	90,000	4,417,200
AbbVie Inc.	82,150	5,519,659

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

COMMON STOCKS	Shares	Value
Pharmaceuticals - 7.0%, Continued
Johnson & Johnson	38,000	$3,703,480
Merck & Co., Inc.	80,000	4,554,400
Pfizer Inc.	115,000	3,855,950

		22,050,689

Road & Rail - 2.9%
Kansas City Southern	28,000	2,553,600
Union Pacific Corporation	70,000	6,675,900

		9,229,500

Software - 2.6%
Adobe Systems Incorporated (a)	45,000	3,645,450
Microsoft Corporation	100,000	4,415,000

		8,060,450

Specialty Retail - 4.0%
The Home Depot, Inc.	50,000	5,556,500
Tiffany & Co.	35,000	3,213,000
Tractor Supply Company	40,000	3,597,600

		12,367,100

Textiles, Apparel & Luxury Goods - 2.5%
NIKE, Inc. - Class B	33,500	3,618,670
V.F. Corporation	60,000	4,184,400

		7,803,070

TOTAL COMMON STOCKS
(Cost $198,091,509)		295,910,297

SHORT-TERM INVESTMENTS - 5.8%
Money Market Funds (c) - 5.8%
Dreyfus Government Cash Management Fund - Institutional Shares, 0.01%	8,742,237	8,742,237
Federated Government Obligations Fund - Institutional Shares, 0.01%	9,231,321	9,231,321

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,973,558)		17,973,558

Total Investments - 100.4%
(Cost $216,065,067)		313,883,855
Liabilities in Excess of Other Assets - (0.4)%		(1,102,504)

TOTAL NET ASSETS - 100.0%		$312,781,351

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 72.5%	Shares	Value
Aerospace & Defense - 2.5%
General Dynamics Corporation	1,400	$198,366
Honeywell International Inc.	3,400	346,698
Rockwell Collins, Inc.	4,400	406,340

		951,404

Air Freight & Logistics - 0.7%
United Parcel Service, Inc. - Class B	2,600	251,966

Banks - 6.3%
Bank of America Corporation	17,000	289,340
Comerica Incorporated	9,500	487,540
Cullen/Frost Bankers, Inc.	3,900	306,462
SunTrust Banks, Inc.	10,300	443,106
Wells Fargo & Company	7,571	425,793
Zions Bancorporation	13,300	422,076

		2,374,317

Beverages - 1.8%
The Coca-Cola Company	8,600	337,378
PepsiCo, Inc.	3,600	336,024

		673,402

Biotechnology - 1.7%
Celgene Corporation (a)	5,600	648,116

Chemicals - 3.6%
Air Products and Chemicals, Inc.	2,500	342,075
Airgas, Inc.	3,000	317,340
E. I. du Pont de Nemours and Company	4,200	268,590
FMC Corporation	4,300	225,965
Monsanto Company	1,900	202,521

		1,356,491

Commercial Services & Supplies - 1.8%
Copart, Inc. (a)	11,000	390,280
Waste Management, Inc.	6,100	282,735

		673,015

Communications Equipment - 0.3%
QUALCOMM, Incorporated	2,000	125,260

Computers & Peripherals - 3.3%
Apple Inc.	5,950	746,279
EMC Corporation	9,400	248,066
International Business Machines Corporation	1,500	243,990

		1,238,335

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	2,700	382,077

Containers & Packaging - 1.0%
Ball Corporation	5,700	399,855

Diversified Financial Services - 1.1%
Moody’s Corporation	4,000	431,840

Diversified Financials - 1.1%
JPMorgan Chase & Co.	6,400	433,664

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 1.2%
AT&T Inc.	7,400	$262,848
Verizon Communications, Inc.	3,841	179,029

		441,877

Electrical Equipment & Instruments - 0.4%
Emerson Electric Co.	3,000	166,290

Electronic Equipment & Instruments - 0.9%
National Instruments Corporation	7,500	220,950
Trimble Navigation Limited (a)	6,000	140,760

		361,710

Energy Equipment & Services - 0.8%
Schlumberger Limited (b)	3,395	292,615

Food & Drug Retailing - 3.0%
CVS Health Corporation	4,100	430,008
Wal-Mart Stores, Inc.	4,100	290,813
Walgreens Boots Alliance, Inc.	4,900	413,756

		1,134,577

Health Care Equipment & Supplies - 3.6%
Medtronic, PLC (b)	4,300	318,630
PerkinElmer, Inc.	12,000	631,680
Thermo Fisher Scientific Inc.	3,100	402,256

		1,352,566

Household Durables - 0.6%
Jarden Corporation (a)	4,500	232,875

Household Products - 2.3%
Colgate-Palmolive Company	4,700	307,427
Kimberly-Clark Corporation	2,800	296,716
The Procter & Gamble Company	3,500	273,840

		877,983

Industrial Conglomerates - 0.7%
General Electric Company	9,400	249,758

Insurance - 1.7%
MetLife, Inc.	6,300	352,737
Prudential Financial, Inc.	3,400	297,568

		650,305

Internet Catalog & Retail - 1.3%
Amazon.com, Inc. (a)	1,100	477,499

Internet Software & Services - 5.0%
Akamai Technologies, Inc. (a)	6,600	460,812
Alibaba Group Holding Ltd. - ADR (a) (b)	4,500	370,215
eBay Inc. (a)	6,000	361,440
Google Inc. - Class A (a)	350	189,014
Google Inc. - Class C (a)	350	182,178
Sabre Corporation	14,000	333,200

		1,896,859

IT Consulting & Services - 1.5%
Accenture PLC - Class A (b)	3,200	309,696
Automatic Data Processing, Inc.	3,200	256,736

		566,432

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

COMMON STOCKS	Shares	Value
Machinery - 2.2%
Danaher Corporation	4,900	$419,391
Pall Corporation	3,200	398,240

		817,631

Media - 4.3%
CBS Corporation - Class B	5,600	310,800
DIRECTV (a)	3,900	361,881
Time Warner Inc.	5,800	506,978
The Walt Disney Company	4,000	456,560

		1,636,219

Metals & Mining - 0.4%
Commercial Metals Company	9,500	152,760

Oil & Gas & Consumable Fuels - 5.0%
Cabot Oil & Gas Corporation	10,200	321,708
Chevron Corporation	2,695	259,987
EOG Resources, Inc.	3,800	332,690
Exxon Mobil Corporation	3,227	268,486
Pioneer Natural Resources Company	1,400	194,166
Range Resources Corporation	4,000	197,520
The Williams Companies, Inc.	5,700	327,123

		1,901,680

Pharmaceuticals - 4.4%
Abbott Laboratories	10,200	500,616
AbbVie Inc.	7,500	503,925
Merck & Co., Inc.	5,800	330,194
Pfizer Inc.	10,000	335,300

		1,670,035

Real Estate Investment Trusts - 0.6%
American Tower Corporation	2,600	242,554

Road & Rail - 0.8%
Union Pacific Corporation	3,000	286,110

Software - 1.6%
Adobe Systems Incorporated (a)	4,100	332,141
Citrix Systems, Inc. (a)	4,000	280,640

		612,781

Specialty Retail - 2.4%
The Home Depot, Inc.	4,000	444,520
O’Reilly Automotive, Inc. (a)	2,100	474,558

		919,078

Textiles, Apparel & Luxury Goods - 1.0%
V.F. Corporation	5,700	397,518

Thrifts & Mortgage Finance - 0.6%
Capitol Federal Financial Inc.	19,500	234,780

TOTAL COMMON STOCKS
(Cost $15,780,390)		27,512,234

CORPORATE BONDS - 27.5%	Principal Amount	Value
Banks - 3.3%
BB&T Corporation:
2.150%, 03/22/2017
Callable 02/22/2017	$200,000	$203,021
2.250%, 02/01/2019
Callable 01/02/2019	115,000	115,590
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	310,000	308,030
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	300,000	309,048
Wells Fargo & Company
2.625%, 12/15/2016	100,000	102,306
2.150%, 01/15/2019	200,000	201,345

		1,239,340

Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	100,500

Biotechnology - 2.2%
Amgen Inc.:
2.125%, 05/15/2017	225,000	228,652
2.200%, 05/22/2019
Callable 04/22/2019	100,000	99,808
Celgene Corporation
1.900%, 08/15/2017	175,000	176,905
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	337,082

		842,447

Chemicals - 2.3%
Air Products and Chemicals, Inc.
1.200%, 10/15/2017	150,000	149,514
Eastman Chemical Company
2.400%, 06/01/2017	160,000	162,710
ECOLAB INC.
1.450%, 12/08/2017	250,000	247,935
The Sherwin-Williams Company
1.350%, 12/15/2017	300,000	299,104

		859,263

Commercial Services & Supplies - 0.5%
Waste Management, Inc.
2.600%, 09/01/2016	200,000	203,565

Communications Equipment - 0.9%
QUALCOMM, Incorporated
2.250%, 05/20/2020	350,000	348,447

Computers & Peripherals - 1.3%
Hewlett-Packard Company
3.000%, 09/15/2016	175,000	178,607
NetApp, Inc.
2.000%, 12/15/2017	300,000	301,680

		480,287

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 0.5%
American Express Credit Corporation
2.375%, 03/24/2017	$175,000	$178,654

Consumer Services - 0.6%
The Western Union Company
2.875%, 12/10/2017	225,000	230,105

Diversified Financials - 0.8%
JPMorgan Chase & Co.
2.000%, 08/15/2017	300,000	303,137

Diversified Telecommunication Services - 0.9%
AT&T Inc.
2.400%, 08/15/2016	200,000	202,807
Verizon Communications, Inc.
2.000%, 11/01/2016	150,000	151,565

		354,372

Electrical Equipment - 0.8%
Rockwell Automation, Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	286,136

Electrical Equipment & Instruments - 0.8%
Roper Industries, Inc.
1.850%, 11/15/2017	300,000	302,129

Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	200,000	197,914

Food & Drug Retailing - 1.5%
CVS Health Corporation:
5.750%, 06/01/2017	100,000	108,119
2.250%, 12/05/2018
Callable 11/05/2018	175,000	177,302
Walgreen Co.
1.800%, 09/15/2017	300,000	301,351

		586,772

Food Products - 0.2%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	75,000	76,059

Health Care Equipment & Supplies - 0.9%
Thermo Fisher Scientific Inc.
1.850%, 01/15/2018	325,000	324,753

Health Care Equipment & Supplies - 0.3%
DENTSPLY International Inc.
2.750%, 08/15/2016	100,000	101,633

Health Care Providers & Services - 0.1%
Express Scripts Holding Co
2.650%, 02/15/2017	45,000	45,824

Internet Catalog & Retail - 0.8%
Amazon.com, Inc.
1.200%, 11/29/2017	295,000	293,822

CORPORATE BONDS	Principal Amount	Value
Internet Software & Services - 0.3%
eBay Inc.
1.350%, 07/15/2017	$125,000	$124,851

Media - 0.8%
DIRECTV Holdings LLC
2.400%, 03/15/2017	300,000	304,089

Oil & Gas & Consumable Fuels - 2.2%
Apache Corporation
5.625%, 01/15/2017	75,000	79,577
EOG Resources, Inc.
2.450%, 04/01/2020
Callable 03/01/2020	200,000	201,521
Kinder Morgan Inc.
2.000%, 12/01/2017	200,000	199,509
Noble Holding International Limited (b)
2.500%, 03/15/2017	150,000	149,875
Occidental Petroleum Corporation
1.750%, 02/15/2017	200,000	201,859

		832,341

Pharmaceuticals - 1.3%
AbbVie Inc.
2.000%, 11/06/2018	134,000	134,167
Merck & Co., Inc.
1.100%, 01/31/2018	275,000	274,577
Teva Pharmaceutical Industries Ltd. (b)
2.400%, 11/10/2016	100,000	101,642

		510,386

Real Estate Investment Trusts - 0.8%
American Tower Corporation:
3.400%, 02/15/2019	200,000	204,837
2.800%, 06/01/2020
Callable 05/01/2020	100,000	98,722

		303,559

Semiconductor Equipment & Products - 2.1%
Applied Materials, Inc.
2.650%, 06/15/2016	200,000	203,199
Broadcom Corporation
2.700%, 11/01/2018	300,000	303,918
Intel Corporation
1.350%, 12/15/2017	300,000	300,002

		807,119

Software - 0.5%
Oracle Corporation
1.200%, 10/15/2017	200,000	200,068

TOTAL CORPORATE BONDS
(Cost $10,428,538)		10,437,572

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

SHORT-TERM INVESTMENT - 0.5%	Shares	Value
Money Market Fund (c) - 0.5%
Federated Government Obligations Fund - Institutional Shares, 0.01%	189,041	$189,041

TOTAL SHORT-TERM INVESTMENT
(Cost $189,041)		189,041

Total Investments - 100.5%
(Cost $26,397,969)		38,138,847
Liabilities in Excess of Other Assets - (0.5)%		(180,582)

TOTAL NET ASSETS - 100.0%		$37,958,265

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

CORPORATE BONDS - 83.2%	Principal Amount	Value
Aerospace & Defense - 0.6%
Lockheed Martin Corporation
7.650%, 05/01/2016	$1,250,000	$1,320,056

Air Freight & Logistics - 1.1%
FedEx Corp.
3.200%, 02/01/2025	2,500,000	2,440,107

Banks - 10.6%
Bank of America Corporation:
1.317%, 03/22/2018 (a)	4,548,000	4,592,457
4.200%, 08/26/2024	4,000,000	3,997,880
Branch Banking & Trust Company:
0.862%, 09/13/2016 (a)	2,325,000	2,319,180
0.793%, 05/23/2017 (a)	2,534,000	2,523,236
1.350%, 10/01/2017
Callable 09/01/2017	500,000	499,725
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	993,644
SunTrust Banks, Inc.
3.500%, 01/20/2017
Callable 12/20/2016	875,000	901,391
Wells Fargo & Company:
0.863%, 04/23/2018 (a)	2,500,000	2,508,657
4.125%, 08/15/2023	5,000,000	5,196,775

		23,532,945

Beverages - 0.1%
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	255,635

Biotechnology - 1.8%
Celgene Corporation
4.000%, 08/15/2023	4,000,000	4,098,376

Building Products - 0.7%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,572,750

Capital Markets - 3.2%
Morgan Stanley (a):
4.500%, 08/30/2015	1,000,000	1,003,415
1.514%, 04/25/2018	2,500,000	2,537,705
1.083%, 01/24/2019	3,500,000	3,501,740

		7,042,860

Chemicals - 1.2%
Airgas, Inc.
2.950%, 06/15/2016
Callable 05/15/2016	950,000	962,921
ECOLAB INC.
3.000%, 12/08/2016	1,760,000	1,801,772

		2,764,693

Commercial Services & Supplies - 0.5%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,118,010

CORPORATE BONDS	Principal Amount	Value
Communications Equipment - 0.8%
Cisco Systems, Inc.:
5.500%, 02/22/2016	$1,000,000	$1,030,877
4.950%, 02/15/2019	700,000	773,287

		1,804,164

Computers & Peripherals - 3.5%
Hewlett-Packard Company:
1.174%, 01/14/2019 (a)	2,000,000	1,973,596
4.650%, 12/09/2021	2,000,000	2,125,790
4.050%, 09/15/2022	2,000,000	2,032,822
International Business Machines Corporation
5.700%, 09/14/2017	1,500,000	1,645,034

		7,777,242

Consumer Finance - 2.4%
American Express Company (a)
0.823%, 05/22/2018	3,533,000	3,524,454
American Express Credit Corporation
2.800%, 09/19/2016	1,900,000	1,940,088

		5,464,542

Consumer Services - 2.7%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,050,235
2.875%, 12/10/2017	2,250,000	2,301,053
3.650%, 08/22/2018	2,500,000	2,601,175

		5,952,463

Containers & Packaging - 0.9%
Ball Corporation
5.000%, 03/15/2022	2,000,000	2,015,000

Diversified Financials - 4.1%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	4,125,000	4,195,286
1.134%, 01/25/2018 (a)	3,000,000	3,021,654
3.875%, 09/10/2024	2,000,000	1,971,576

		9,188,516

Diversified Telecommunication Services - 9.9%
AT&T Inc. (a):
1.146%, 11/27/2018	3,000,000	3,022,308
0.909%, 03/11/2019	1,500,000	1,501,237
CenturyLink, Inc.:
5.150%, 06/15/2017	2,000,000	2,082,500
6.150%, 09/15/2019	1,402,000	1,482,615
5.800%, 03/15/2022	4,500,000	4,314,375
Verizon Communications Inc. (a):
1.771%, 09/15/2016	4,000,000	4,050,424
1.991%, 09/14/2018	4,000,000	4,141,388
4.150%, 03/15/2024
Callable 12/15/2023	1,500,000	1,542,351

		22,137,198

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 0.9%
Roper Industries, Inc.
1.850%, 11/15/2017	$2,000,000	$2,014,196

Energy Equipment & Services - 1.6%
Weatherford International, Inc.
6.350%, 06/15/2017	1,550,000	1,660,715
Weatherford International Ltd. (b)
4.500%, 04/15/2022
Callable 01/15/2022	2,000,000	1,880,822

		3,541,537

Food & Drug Retailing - 5.3%
CVS Health Corporation:
5.750%, 06/01/2017	2,750,000	2,973,273
2.250%, 12/05/2018
Callable 11/05/2018	1,725,000	1,747,694
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,142,026
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024
Callable 08/18/2024	2,000,000	1,962,578
Walgreen Co.
3.100%, 09/15/2022	3,000,000	2,918,328

		11,743,899

Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	562,834

Health Care Equipment & Supplies - 3.3%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,469,615
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,191,954
Thermo Fisher Scientific Inc.
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,593,303

		7,254,872

Health Care Providers & Services - 2.3%
Express Scripts Holding Co
3.125%, 05/15/2016	2,760,000	2,805,938
McKesson Corporation
3.250%, 03/01/2016	2,275,000	2,309,696

		5,115,634

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,096,970

Household Durables - 2.3%
Jarden Corporation
7.500%, 05/01/2017	4,618,000	5,045,165

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,070,585

CORPORATE BONDS	Principal Amount	Value
Insurance - 1.4%
Prudential Financial, Inc.
3.000%, 05/12/2016	$3,023,000	$3,074,693

Media - 0.7%
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,587,052

Metals & Mining - 0.2%
Alcoa Inc.
5.550%, 02/01/2017	500,000	525,339

Multiline Retail - 2.2%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,663,053
Kohl’s Corporation
6.250%, 12/15/2017	282,000	313,133

		4,976,186

Oil & Gas & Consumable Fuels - 10.3%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,110,442
6.375%, 09/15/2017	2,000,000	2,195,944
Enterprise Products Operating LLC:
3.200%, 02/01/2016	2,229,000	2,256,484
3.750%, 02/15/2025
Callable 11/15/2024	4,000,000	3,928,120
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	2,927,277
Noble Holding International Ltd. (b):
3.450%, 08/01/2015	2,855,000	2,857,952
3.950%, 03/15/2022	2,500,000	2,306,930
Range Resources Corporation
5.000%, 08/15/2022
Callable 02/15/2017	4,350,000	4,284,750

		22,867,899

Pharmaceuticals - 0.4%
Allergan, Inc.
1.350%, 03/15/2018	1,017,000	996,061

Real Estate Investment Trusts - 4.1%
American Tower Corporation:
5.050%, 09/01/2020	1,250,000	1,359,876
4.700%, 03/15/2022	4,870,000	5,085,171
5.000%, 02/15/2024	2,500,000	2,647,485

		9,092,532

Road & Rail - 0.1%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	199,491

Semiconductor Equipment & Products - 0.9%
Analog Devices, Inc.
3.000%, 04/15/2016	1,050,000	1,065,011
Texas Instruments Incorporated
2.375%, 05/16/2016	1,000,000	1,016,405

		2,081,416

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Software & Services - 1.1%
Sabre GLBL Inc. (c)
5.375%, 04/15/2023
Callable 04/15/2018
(Acquired 04/08/2015,
Cost $2,548,100)	$2,500,000	$2,475,000

Specialty Retail - 0.7%
Lowe’s Companies, Inc.
5.000%, 10/15/2015	525,000	531,700
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,096,672

		1,628,372

TOTAL CORPORATE BONDS
(Cost $184,314,833)		185,434,290

PREFERRED STOCK - 0.9%	Shares
Capital Markets - 0.9%
Merrill Lynch Preferred Capital Trust III
Callable 09/02/2015	75,000	1,914,000

TOTAL PREFERRED STOCK
(Cost $1,820,339)		1,914,000

U.S. GOVERNMENT ISSUES - 4.0%	Principal Amount
U.S. Treasury Notes - 4.0%
4.250%, 08/15/2015	$500,000	502,676
4.500%, 02/15/2016	500,000	513,496
2.000%, 07/31/2020	2,000,000	2,033,750
2.250%, 07/31/2021	1,000,000	1,018,984
2.500%, 08/15/2023	1,000,000	1,021,641
2.250%, 11/15/2024	2,000,000	1,987,968
2.000%, 02/15/2025	2,000,000	1,943,282

TOTAL U.S. GOVERNMENT ISSUES
(Cost $9,051,765)		9,021,797

U.S. GOVERNMENT SPONSORED ENTITIES - 9.6%
Fannie Mae - 0.5%
5.000%, 03/15/2016	1,000,000	1,033,261

Federal Home Loan Banks - 7.5%
4.875%, 05/17/2017	1,000,000	1,078,360
1.125%, 07/23/2019
Callable 07/23/2015	3,500,000	3,502,051
1.000%, 08/13/2019
Callable 08/13/2015	2,750,000	2,752,643
1.000%, 03/30/2020
Callable 09/30/2015	2,500,000	2,499,795
1.250%, 03/30/2020
Callable 09/30/2015	2,500,000	2,499,685

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Federal Home Loan Banks - 7.5%, Continued
1.000%, 03/26/2025
Callable 09/26/2015	$2,500,000	$2,481,992
1.000%, 05/13/2030
Callable 05/13/2016	2,000,000	1,963,422

		16,777,948

Freddie Mac - 1.6%
5.125%, 11/17/2017	500,000	550,294
1.500%, 03/11/2030
Callable 09/11/2015	3,000,000	2,979,861

		3,530,155

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $21,222,491)		21,341,364

SHORT-TERM INVESTMENT - 1.4%	Shares
Money Market Fund (d) - 1.4%
Federated Government Obligations Fund - Institutional Shares, 0.01%	3,192,527	3,192,527

TOTAL SHORT-TERM INVESTMENT
(Cost $3,192,527)		3,192,527

Total Investments - 99.1%
(Cost $219,601,955)		220,903,978
Other Assets in Excess of Liabilities - 0.9%		1,984,937

TOTAL NET ASSETS - 100.0%		$222,888,915

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	Restricted security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the security was $2,475,000 representing 1.1% of the Fund’s total net assets.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$798,919,667	$366,167,062	$313,883,855	$38,138,847	$220,903,978
Receivable for Fund shares sold	531,670	721,748	766,580	33,585	324,980
Dividends and interest receivable	285,230	114,631	272,976	77,924	1,931,617
Other assets	78,253	126,507	43,274	9,894	24,784

Total assets	799,814,820	367,129,948	314,966,685	38,260,250	223,185,359

Liabilities:
Payable for Fund shares redeemed	976,104	317,745	1,583,249	232,791	1,502
Payable for investment advisory fees (Note B)	1,517,808	524,036	473,288	43,737	206,402
Payable for administrative fees	100,561	47,640	43,087	5,015	29,699
Payable for accounting and transfer agent fees and expenses	52,076	44,144	25,382	9,471	18,010
Payable for custody fees and expenses	18,640	6,836	5,749	929	3,803
Payable for reports to shareholders	15,432	—	5,344	1,039	2,528
Payable for distribution expense (Note B)	9,654	—	—	—	—
Accrued expenses and other liabilities	138,623	55,342	49,235	9,003	34,500

Total liabilities	2,828,898	995,743	2,185,334	301,985	296,444

Net assets	$796,985,922	$366,134,205	$312,781,351	$37,958,265	$222,888,915

Net assets consist of:
Paid in capital	$497,424,127	$255,122,691	$206,521,865	$25,920,316	$220,946,953
Accumulated net investment income (loss)	1,984,009	(753,526)	1,252,637	4,331	29,336
Accumulated net realized gain on investments	119,298,614	32,770,726	7,188,061	292,740	610,603
Net unrealized appreciation on investments	178,279,172	78,994,314	97,818,788	11,740,878	1,302,023

Net assets	$796,985,922	$366,134,205	$312,781,351	$37,958,265	$222,888,915

INSTITUTIONAL CLASS
Net assets	$785,811,298	$366,134,205	$312,781,351	$37,958,265	$222,888,915
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	30,519,606	27,749,833	13,647,538	1,855,098	20,767,062
Net asset value per share (offering and redemption price)	$25.75	$13.19	$22.92	$20.46	$10.73

ADVISER CLASS**
Net assets	$11,174,624
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	452,235
Net asset value per share (offering and redemption price)	$24.71

* Cost of Investments	$620,640,495	$287,172,748	$216,065,067	$26,397,969	$219,601,955

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$5,935,989	$1,057,263	$2,521,597	$234,028	$65,625
Interest	535	836	591	86,124	3,165,141

Total income	5,936,524	1,058,099	2,522,188	320,152	3,230,766

Expenses:
Investment advisory fees (Note B)	3,065,794	1,358,719	1,130,314	121,529	553,067
Distribution expense – Adviser Class (Note B)	16,762	—	—	—	—
Administrative fees	300,314	150,570	128,387	15,057	90,439
Accounting and transfer agent fees and expenses	199,114	348,507	85,514	28,322	60,221
Professional fees	72,738	33,842	28,782	5,006	20,021
Trustees’ fees	64,817	27,372	22,612	2,472	14,919
Custody fees and expenses	53,550	21,058	16,823	2,727	11,430
Federal and state registration	46,836	34,432	29,591	7,144	14,920
Reports to shareholders	18,795	28,506	6,222	1,086	2,593
Other	113,795	43,669	36,805	4,121	24,824

Total expenses	3,952,515	2,046,675	1,485,050	187,464	792,434
Less, expense waiver and/or reimbursement (Note B)	—	(235,050)	(193,263)	(37,890)	(110,319)

Net expenses	3,952,515	1,811,625	1,291,787	149,574	682,115

Net investment income (loss)	1,984,009	(753,526)	1,230,401	170,578	2,548,651

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	88,291,430	26,192,945	7,182,402	239,709	613,126
Net change in unrealized appreciation/depreciation on investments	(34,281,549)	6,199,416	(6,654,995)	422,532	(2,572,978)

Net realized and unrealized gain (loss) on investments	54,009,881	32,392,361	527,407	662,241	(1,959,852)

Net Increase in Net Assets Resulting from Operations	$55,993,890	$31,638,835	$1,757,808	$832,819	$588,799

* Net of foreign taxes withheld	$8,714	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$1,984,009	$(2,268,621)	$(753,526)	$(2,328,956)
Net realized gain on investments	88,291,430	116,963,656	26,192,945	21,926,334
Net change in unrealized appreciation/depreciation on investments	(34,281,549)	(152,665,777)	6,199,416	(35,932,810)

Net increase (decrease) in net assets resulting from operations	55,993,890	(37,970,742)	31,638,835	(16,335,432)

Dividends and Distributions to Institutional Class Shareholders:
Net realized gain on investments	—	(111,270,982)	—	(9,716,281)

Dividends and Distributions to Adviser Class Shareholders:
Net realized gain on investments	—	(1,943,645)	—	—

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(114,303,900)	(82,278,249)	(57,172,431)	51,296,819

Total increase (decrease) in net assets	(58,310,010)	(233,463,618)	(25,533,596)	25,245,106

Net Assets:
Beginning of period	855,295,932	1,088,759,550	391,667,801	366,422,695

End of period*	$796,985,922	$855,295,932	$366,134,205	$391,667,801

* Including accumulated net investment income (loss) of	$1,984,009	$—	$(753,526)	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$1,230,401	$2,335,783	$170,578	$440,532
Net realized gain on investments	7,182,402	13,262,162	239,709	921,573
Net change in unrealized appreciation/depreciation on investments	(6,654,995)	5,085,860	422,532	777,601

Net increase in net assets resulting from operations	1,757,808	20,683,805	832,819	2,139,706

Dividends and Distributions to Shareholders:
Net investment income	—	(2,313,547)	(167,366)	(439,413)
Net realized gain on investments	—	(12,862,260)	—	(835,323)

	—	(15,175,807)	(167,366)	(1,274,736)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(22,668,576)	4,252,493	265,145	830,413

Total increase (decrease) in net assets	(20,910,768)	9,760,491	930,598	1,695,383

Net Assets:
Beginning of period	333,692,119	323,931,628	37,027,667	35,332,284

End of period*	$312,781,351	$333,692,119	$37,958,265	$37,027,667

* Including accumulated net investment income of	$1,252,637	$22,236	$4,331	$1,119

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income	$2,548,651	$4,364,854
Net realized gain on investments	613,126	1,423,528
Net change in unrealized appreciation/depreciation on investments	(2,572,978)	(2,042,637)

Net increase in net assets resulting from operations	588,799	3,745,745

Dividends and Distributions to Shareholders:
Net investment income	(2,519,315)	(4,405,305)
Return of capital	—	(17,185)
Net realized gain on investments	—	(1,154,873)

	(2,519,315)	(5,577,363)

Net increase in net assets resulting from Fund share transactions (Note C)	2,115,195	3,431,422

Total increase in net assets	184,679	1,599,804

Net Assets:
Beginning of period	222,704,236	221,104,432

End of period*	$222,888,915	$222,704,236

* Including accumulated net investment income of	$29,336	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$24.05		$28.33		$22.69		$22.45	$21.49		$16.16

Net investment income (loss)	0.06	(1)	(0.06	)(1)	(0.06	)(2)	0.13 (1)	(0.08	)(1)	(0.07	)(1)
Net realized and unrealized gain (loss) on investments	1.64		(0.77)		8.02		2.01	1.04		5.40

Total from investment operations	1.70		(0.83)		7.96		2.14	0.96		5.33

Dividends from net investment income	—		—		—		(0.13)	—		—
Distributions from net realized gains	—		(3.45)		(2.32)		(1.77)	—		—

Total dividends and distributions	—		(3.45)		(2.32)		(1.90)	—		—

Net Asset Value – End of Period	$25.75		$24.05		$28.33		$22.69	$22.45		$21.49

Total Return	7.07%	(4)	-3.11%		35.11%		9.74%	4.47%		32.98%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$785,811		$840,631		$1,047,607		$819,985	$785,280		$690,511
Ratio of expenses to average net assets:	0.96%	(5)	0.94%		0.95%		0.94%	0.95%		0.96%
Ratio of net investment income (loss) to average net assets:	0.49%	(5)	(0.21)%		(0.23)%		0.53%	(0.33)%		(0.38)%
Portfolio turnover rate(3)	30%		60%		47%		49%	50%		57%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

	LKCM Small Cap Equity Fund – Adviser Class

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$23.11		$27.43		$22.07		$21.88	$21.00		$15.83

Net investment income (loss)	0.03	(1)	(0.12	)(1)	(0.13	)(2)	0.07 (1)	(0.13	)(1)	(0.11	)(1)
Net realized and unrealized gain (loss) on investments	1.57		(0.75)		7.81		1.95	1.01		5.28

Total from investment operations	1.60		(0.87)		7.68		2.02	0.88		5.17

Dividends from net investment income	—		—		—		(0.06)	—		—
Distributions from net realized gains	—		(3.45)		(2.32)		(1.77)	—		—

Total dividends and distributions	—		(3.45)		(2.32)		(1.83)	—		—

Net Asset Value – End of Period	$24.71		$23.11		$27.43		$22.07	$21.88		$21.00

Total Return	6.92%	(4)	-3.35%		34.81%		9.45%	4.19%		32.66%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,175		$14,665		$41,153		$40,737	$43,124		$44,124
Ratio of expenses to average net assets:	1.21%	(5)	1.19%		1.20%		1.19%	1.20%		1.21%
Ratio of net investment income (loss) to average net assets:	0.24%	(5)	(0.46)%		(0.48)%		0.28%	(0.58)%		(0.63)%
Portfolio turnover rate(3)	30%		60%		47%		49%	50%		57%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		May 2, 2011(1) through December 31, 2011
Net Asset Value – Beginning of Period	$12.10		$12.97		$9.68		$8.86		$10.00

Net investment loss	(0.03	)(2)	(0.08	)(3)	(0.06	)(2)	(0.03	)(3)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	1.12		(0.48)		3.35		0.85		(1.12)

Total from investment operations	1.09		(0.56)		3.29		0.82		(1.14)

Distributions from net realized gains	—		(0.31)		—		—		—

Net Asset Value – End of Period	$13.19		$12.10		$12.97		$9.68		$8.86

Total Return	9.01%	(4)	-4.39%		33.99%		9.26%		-11.40%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$366,134		$391,668		$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.13%	(5)	1.20%		1.18%		1.18%		2.14%	(5)
After expense waiver and/or reimbursement	1.00%	(5)	1.00%		1.00%		1.00%		1.00%	(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.55)%	(5)	(0.82)%		(0.77)%		(0.50)%		(1.55)%	(5)
After expense waiver and/or reimbursement	(0.42)%	(5)	(0.62)%		(0.59)%		(0.32)%		(0.41)%	(5)
Portfolio turnover rate	30%		72%		49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

	LKCM Equity Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013(1)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$22.81		$22.44	$17.62	$15.34	$15.18	$13.02

Net investment income	0.09		0.17	0.14 (2)	0.14 (2)	0.11 (2)	0.08
Net realized and unrealized gain on investments	0.02		1.28	5.27	2.27	0.39	2.24

Total from investment operations	0.11		1.45	5.41	2.41	0.50	2.32

Dividends from net investment income	—		(0.16)	(0.12)	(0.12)	(0.10)	(0.08)
Distributions from net realized gains	—		(0.92)	(0.47)	(0.01)	(0.24)	(0.08)

Total dividends and distributions	—		(1.08)	(0.59)	(0.13)	(0.34)	(0.16)

Net Asset Value – End of Period	$22.92		$22.81	$22.44	$17.62	$15.34	$15.18

Total Return	0.48%	(3)	6.40%	30.74%	15.69%	3.30%	17.77%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$312,781		$333,692	$323,932	$161,129	$102,548	$72,370
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.92%	(4)	0.92%	0.93%	0.96%	0.99%	1.04%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.64%	(4)	0.59%	0.53%	0.69%	0.54%	0.39%
After expense waiver and/or reimbursement	0.76%	(4)	0.71%	0.66%	0.85%	0.73%	0.63%
Portfolio turnover rate	4%		14%	17%	12%	20%	23%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$20.10		$19.63	$16.11	$14.53	$14.25	$13.09

Net investment income	0.09		0.24	0.17	0.19	0.17	0.18
Net realized and unrealized gain on investments	0.36		0.94	3.55	1.58	0.28	1.16

Total from investment operations	0.45		1.18	3.72	1.77	0.45	1.34

Dividends from net investment income	(0.09)		(0.24)	(0.17)	(0.19)	(0.17)	(0.18)
Distributions from net realized gains	—		(0.47)	(0.03)	—	—	—

Total dividends and distributions	(0.09)		(0.71)	(0.20)	(0.19)	(0.17)	(0.18)

Net Asset Value – End of Period	$20.46		$20.10	$19.63	$16.11	$14.53	$14.25

Total Return	2.24%	(1)	5.99%	23.18%	12.20%	3.16%	10.31%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$37,958		$37,028	$35,332	$21,800	$18,560	$16,486
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.00%	(2)	0.99%	1.04%	1.10%	1.14%	1.25%
After expense waiver and/or reimbursement	0.80%	(2)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.71%	(2)	1.02%	0.72%	0.91%	0.83%	0.89%
After expense waiver and/or reimbursement	0.91%	(2)	1.21%	0.96%	1.21%	1.17%	1.34%
Portfolio turnover rate	6%		20%	10%	15%	34%	13%

(1)	Not annualized.
(2)	Annualized.

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$10.82		$10.91	$11.23	$11.04	$11.03	$10.85

Net investment income	0.12		0.22	0.27	0.34	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.09)		(0.03)	(0.26)	0.25	0.09	0.22

Total from investment operations	0.03		0.19	0.01	0.59	0.46	0.62

Dividends from net investment income	(0.12)		(0.22)	(0.27)	(0.34)	(0.37)	(0.40)
Distributions from net realized gains	—		(0.06)	(0.06)	(0.06)	(0.08)	(0.04)

Total dividends and distributions	(0.12)		(0.28)	(0.33)	(0.40)	(0.45)	(0.44)

Net Asset Value – End of Period	$10.73		$10.82	$10.91	$11.23	$11.04	$11.03

Total Return	0.30%	(1)	1.72%	0.07%	5.44%	4.22%	5.82%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$222,889		$222,704	$221,104	$205,880	$178,116	$162,353
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.72%	(2)(3)	0.70%	0.72%	0.71%	0.72%	0.73%
After expense waiver and/or reimbursement	0.62%	(2)(3)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.20%	(2)(3)	1.92%	2.34%	2.98%	3.31%	3.55%
After expense waiver and/or reimbursement	2.30%	(2)(3)	1.97%	2.41%	3.04%	3.38%	3.63%
Portfolio turnover rate	15%		46%	30%	31%	24%	20%

(1)	Not annualized.
(2)	Annualized.
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets (Note B).

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The Small Cap Equity Fund and the Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities and cash equivalent securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a valuation date are valued at the mean of the most recent quoted bid and asked price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotes or matrix evaluations provided by an independent pricing service. Other assets and securities for which no market or broker quotations or matrix evaluations are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2015, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$790,763,751	$—	$—	$790,763,751
Money Market Fund	8,155,916	—	—	8,155,916

Total Investments*	$798,919,667	$—	$—	$798,919,667

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$354,023,241	$—	$—	$354,023,241
Money Market Funds	12,143,821	—	—	12,143,821

Total Investments*	$366,167,062	$—	$—	$366,167,062

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$295,910,297	$—	$—	$295,910,297
Money Market Funds	17,973,558	—	—	17,973,558

Total Investments*	$313,883,855	$—	$—	$313,883,855

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$27,512,234	$—	$—	$27,512,234
Corporate Bonds	—	10,437,572	—	10,437,572
Money Market Fund	189,041	—	—	189,041

Total Investments*	$27,701,275	$10,437,572	$—	$38,138,847

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stock	$1,914,000	$—	$—	$1,914,000
Corporate Bonds	—	185,434,290	—	185,434,290
U.S. Government Issues	—	9,021,797	—	9,021,797
U.S. Government Sponsored Entities	—	21,341,364	—	21,341,364
Money Market Fund	3,192,527	—	—	3,192,527

Total Investments*	$5,106,527	$215,797,451	$—	$220,903,978

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Other:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2016 in order to limit each Fund’s operating expenses to the annual cap rates presented below, other than the LKCM Fixed Income Fund, for which the Adviser has contractually agreed to waive such management fees and/or reimburse the Fund to maintain such designated expense ratio through May 31, 2016. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2015, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%	*
	1.25%	(Adviser)
Fees Waived in 2015	—		$235,050	$193,263	$37,890	$110,319

*	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2015, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $16,762. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2015, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	1,693,144	$41,711,493	5,090,394	$137,885,561
Shares issued to shareholders in reinvestment of distributions	—	—	3,894,617	95,145,501
Shares redeemed	(6,131,279)	(151,620,429)	(11,007,819)	(292,497,239)
Redemption fee		1,591		1,665

Net decrease	(4,438,135)	$(109,907,345)	(2,022,808)	$(59,464,512)

Shares Outstanding:
Beginning of period	34,957,741		36,980,549

End of period	30,519,606		34,957,741

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	28,634	$675,426	90,701	$2,387,553
Shares issued to shareholders in reinvestment of distributions	—	—	82,216	1,929,605
Shares redeemed	(211,110)	(5,071,981)	(1,038,683)	(27,132,211)
Redemption fee		—		1,316

Net decrease	(182,476)	$(4,396,555)	(865,766)	$(22,813,737)

Shares Outstanding:
Beginning of period	634,711		1,500,477

End of period	452,235		634,711

Total Net Decrease		$(114,303,900)		$(82,278,249)

LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	3,684,208	$46,226,949	9,234,059	$115,420,906
Shares issued to shareholders in reinvestment of distributions	—	—	746,263	9,164,107
Shares redeemed	(8,300,922)	(103,399,478)	(5,856,919)	(73,288,257)
Redemption fee		98		63

Net increase (decrease)	(4,616,714)	$(57,172,431)	4,123,403	$51,296,819

Shares Outstanding:
Beginning of period	32,366,547		28,243,144

End of period	27,749,833		32,366,547

LKCM Equity Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	726,254	$16,654,224	3,761,309	$85,328,023
Shares issued to shareholders in reinvestment of distributions	—	—	610,212	14,126,415
Shares redeemed	(1,708,974)	(39,323,407)	(4,176,956)	(95,202,980)
Redemption fee		607		1,035

Net increase (decrease)	(982,720)	$(22,668,576)	194,565	$4,252,493

Shares Outstanding:
Beginning of period	14,630,258		14,435,693

End of period	13,647,538		14,630,258

LKCM Balanced Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	130,095	$2,665,743	305,782	$6,086,579
Shares issued to shareholders in reinvestment of distributions	7,934	162,152	60,084	1,218,695
Shares redeemed	(124,942)	(2,562,760)	(324,088)	(6,475,021)
Redemption fee		10		160

Net increase	13,087	$265,145	41,778	$830,413

Shares Outstanding:
Beginning of period	1,842,011		1,800,233

End of period	1,855,098		1,842,011

LKCM Fixed Income Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,344,045	$14,650,617	3,038,338	$33,371,642
Shares issued to shareholders in reinvestment of distributions	213,358	2,305,115	468,864	5,108,498
Shares redeemed	(1,364,426)	(14,840,537)	(3,194,984)	(35,048,778)
Redemption fee		—		60

Net increase	192,977	$2,115,195	312,218	$3,431,422

Shares Outstanding:
Beginning of period	20,574,085		20,261,867

End of period	20,767,062		20,574,085

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$245,205,278	$—	$378,010,016
LKCM Small-Mid Cap Equity Fund	—	103,727,449	—	146,072,399
LKCM Equity Fund	—	11,139,043	—	44,416,286
LKCM Balanced Fund	—	3,045,517	—	2,229,430
LKCM Fixed Income Fund	22,528,302	12,258,403	10,000,000	22,563,821

E.    Tax Information:    At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$658,192,843	$318,784,581	$229,414,782	$25,684,823	$217,246,415

Gross Unrealized Appreciation	$226,519,260	$77,790,218	$108,954,385	$11,537,584	$4,658,146
Gross Unrealized Depreciation	(14,708,511)	(5,057,001)	(4,480,602)	(219,238)	(783,145)

Net Unrealized Appreciation	$211,810,749	$72,733,217	$104,473,783	$11,318,346	$3,875,001

Undistributed Ordinary Income	—	—	27,895	1,119	—
Undistributed Long-Term Capital Gain	31,757,156	6,639,462	—	53,031	—

Total Distributable Earnings	$31,757,156	$6,639,462	$27,895	$54,150	$—

Other Accumulated Losses	$—	$—	$—	$—	$(2,523)

Total Accumulated Gains	$243,567,905	$79,372,679	$104,501,678	$11,372,496	$3,872,478

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

During the year ended December 31, 2014, the LKCM Small-Mid Cap Equity Fund utilized capital loss carryforwards of $1,923,553.

At December 31, 2014, the LKCM Fixed Income Fund deferred, on a tax basis, post-October capital losses of $2,523.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Return of Capital	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	—	$113,214,627
LKCM Small-Mid Cap Equity Fund	—	—	—	—	9,716,281
LKCM Equity Fund	—	—	2,482,075	—	12,693,732
LKCM Balanced Fund	167,366	—	439,413	—	835,323
LKCM Fixed Income Fund	2,519,315	—	4,492,614	17,185	1,067,564

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2011 through December 31, 2014. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2014. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2015 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM FUNDS

Introduction. At a meeting held on February 25, 2015, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark and peer group of funds; (3) the level of the fees and the overall expenses of each Fund and how those compared to a peer group of funds and other institutional portfolios; (4) the costs of services provided to the Funds and the profitability of LKCM; (5) whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as all-important or controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the approval of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments, corporations and other clients since 1979. The Board recognized that LKCM is responsible for managing the Funds and monitoring their performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its procedures for monitoring the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“Benchmark”) and peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2014. The Board also considered each Fund’s Morningstar rating and LKCM’s discussion of each Fund’s performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about each Fund’s performance results.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time of any share class of the Fund and has the longest performance history. The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark for the since-inception period, but underperformed its Benchmark for the one-year, three-year, five-year and ten-year periods. The Board also noted that the Institutional Class of the Small Cap Equity Fund outperformed its Lipper Index for the since-inception period, but underperformed its Lipper Index for the one-year, three-year, five-year and ten-year periods. The Board noted LKCM’s explanation that stock selection and sector allocation decisions detracted from the Fund’s relative performance.

The Board noted that the Small-Mid Cap Equity Fund underperformed its Benchmark and its Lipper Index for the one-year, three-year and since-inception periods. The Board noted LKCM’s explanation that stock selection and sector allocation decisions detracted from the Fund’s relative performance.

The Board noted that the Equity Fund outperformed its Benchmark for the ten-year and since-inception periods, but underperformed its Benchmark for the one-year, three-year and five-year periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the five-year, ten-year and since-inception periods, but underperformed its Lipper Index for the one-year and three-year periods. The Board noted LKCM’s explanation that stock selection and sector allocation decisions detracted from the Fund’s relative performance.

The Board noted that the Balanced Fund outperformed its Benchmark for the ten-year period, performed in line with its Benchmark for the since-inception period and underperformed its Benchmark for the one-year, three-year and five-year periods. The Board also compared the Balanced Fund’s performance to a blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the ten-year and since-inception periods, but underperformed the Blended Index for the one-year, three-year and five-year periods. The Board also noted that the Balanced Fund outperformed its Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed its Lipper Index for the one-year period. The Board noted LKCM’s explanation that stock selection and sector allocation decisions detracted from the Fund’s relative performance in the equity segment of the Fund’s portfolio, and the relatively shorter duration of the Fund’s fixed income investments detracted from relative performance in the fixed income segment of the Fund’s portfolio.

The Board noted that the Fixed Income Fund outperformed its Benchmark for the three-year and ten-year periods, but underperformed its Benchmark for the one-year, five-year and since-inception periods. The Board also noted that the Fixed Income Fund outperformed its Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed its Lipper Index for the one-year period. The Board noted LKCM’s explanation that the relatively shorter duration of the Fund’s fixed income investments, while expected to reduce the Fund’s volatility, detracted from the Fund’s relative performance as longer duration fixed income securities outperformed their shorter duration counterparts in the declining interest rate environment.

Fees and Expenses. The Board considered the advisory fee rates of each Fund and the net expense ratios (after fee waivers and/or expense reimbursements) of each Fund relative to similar funds and LKCM’s other clients. The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Fund through April 30, 2016. The Board compared the contractual advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”). The first quartile in a Lipper Category represents those funds with the lowest fees or expenses. The Board considered that, although the Funds’ contractual advisory fee rates may be higher than those of their peers, the expense cap arrangements generally cause the Funds’ overall net expense ratios to be lower than, or in line with, those of their peers. As such, the Trustees gave less weight to the contractual advisory fee rate for each Fund and more weight to each Fund’s net expense ratio.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Institutional Class of the Small Cap Equity Fund were each in the second quartile of its Lipper Category, respectively. In this case, the Small Cap Equity Fund’s advisory fee rate was the same and its net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Small-Mid Cap Equity Fund were in the second and first quartile of its Lipper Category, respectively. In this case, the Small-Mid Cap Equity Fund’s advisory fee rate and the net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Equity Fund were in the fourth and second quartile of its Lipper Category, respectively. In this case, the Equity Fund’s advisory fee rate was higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Balanced Fund were in the third and second quartile of its Lipper Category, respectively. In this case, the Balanced Fund’s advisory fee rate was higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Fixed Income Fund were in the fourth and third quartile of its Lipper Category, respectively. In this case, the Fixed Income Fund’s advisory fee rate and the net expense ratio were higher than the average of its Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the mutual funds it subadvises and LKCM’s other separately managed portfolios. The Board noted that the fee rates charged by LKCM to the Funds and clients with separately managed portfolios differ primarily as a result of the greater regulatory, compliance and related expenses that LKCM incurs in connection with its management of the Funds. The Board also noted LKCM’s representation that the subadvisory fee rates it charges other funds reflect the narrower scope of investment management and compliance services provided by LKCM in a subadvisory capacity.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive management fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, and the Funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund

LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

Semi-Annual Report

June 30, 2015

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

Funds	Inception Dates	NAV @ 6/30/15	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/15	One Year Total Return Ended 6/30/15	Five Year Average Annualized Return Ended 6/30/15	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Value Fund	7/11/05	$17.38	N/A	1.50%	3.02%	0.95%	14.97%	7.23%
Russell 1000 Value® Index(1)					-0.61%	4.13%	16.50%	6.89%
LKCM Aquinas Growth Fund	7/11/05	$17.74	1.50%	1.60%	3.08%	4.47%	13.53%	5.69%
Russell 1000 Growth® Index(2)					3.96%	10.56%	18.59%	8.90%
LKCM Aquinas Small Cap Fund	7/11/05	$8.23	1.50%	2.27%	7.44%	3.33%	15.77%	6.98%
Russell 2000® Index(3)					4.75%	6.49%	17.08%	8.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2016. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund, other than the LKCM Aquinas Value Fund, during the fiscal year ended December 31, 2014.
**	Expense ratios above are as of December 31, 2014, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ six months ended June 30, 2015 may differ due to the inclusion of acquired fund fees and expenses in the ratios presented above.
***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth® Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000® Index.

Note: These indices defined above are not available for direct investment and the index performance therefore does not include expenses.

1H2015 Review

The equity market, as measured by the Standard & Poor’s 500 Index, appeared to be listless during the first half of 2015 as investors digested a combination of factors including a stronger U.S. dollar, lower oil prices, first quarter real Gross Domestic Product contraction, tighter domestic monetary policy on the horizon, economic slowdown in China, and the unfolding events in Greece. Balanced against these concerns was a pick-up in consumer spending, led by improving employment conditions, lower gasoline prices, an expanding housing market, as well as higher durable goods orders. The equity market, as measured by the Standard & Poor’s 500 Index, returned 1.23% for the six months ended June 30, 2015, the vast majority of which came from dividends.

Greece was once again in the headlines as its citizens rejected a path forward with Greece’s creditors. The ultimate outcome for Greece in terms of membership in the European Union and continued use of the Euro currency remains unclear. Garnering far fewer headlines, though equally important in the first half of the year, was the cyclical recovery in the European economy. Domestically, economic data, including employment, retail sales, and building permits reflected improvement, supporting our view that economic growth will likely be stronger in the second half of the year. In China, the structural slowdown in economic growth continued, and the government employed fiscal and monetary policy to support short-term economic growth and the Chinese stock market. Commodity-based emerging markets generally continued to face challenging economic conditions during the first half of 2015.

Global central banks seem to have retained a dovish bias; however, divergence appears to be on the horizon as the Federal Reserve contemplates lifting interest rates for the first time since April 2006. Conversely, the Bank of Japan has maintained an ultra-easy monetary policy under “Abenomics,” which has succeeded in driving the yen down sharply and stock prices up sharply. The People’s Bank of China cut its benchmark lending rate to a record low. Finally, the European Central Bank appears to remain committed to quantitative easing to curtail deflationary concerns. The European Central Bank also appears ready to provide any necessary measures to counter tighter monetary conditions resulting from events in Greece should they arise. Collectively, we believe global monetary policy remains very accommodative.

2

We continue to favor equity valuations relative to bond valuations and believe that bond durations should be kept relatively short. This opinion contrasts with recent mutual fund flows in the marketplace, where retail investors withdrew heavily from equity mutual funds in the first half of the year and seemingly moved those assets to bond mutual funds. We believe this heavy allocation to bond mutual funds has the potential to increase volatility in the bond market when the Federal Reserve ultimately begins to raise interest rates. We anticipate economic growth will be stronger in the second half of the year and believe aggregate corporate earnings will demonstrate better growth as the energy sector anniversaries the drop in oil prices that commenced last year.

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund outperformed its benchmark, the Russell 1000 Value Index, during the six months ended June 30, 2015, advancing 3.02% against the 0.61% decline for the benchmark. Strong stock selection in the Financials, Consumer Staples and Information Technology sectors was primarily responsible for the Fund’s relative outperformance during the first half of 2015. The Fund’s underweight position in the Utilities and Energy sectors benefited the Fund’s relative performance, which was more than offset by the Fund’s underweight position in the Healthcare sector. The Fund’s underweight position in the Healthcare sector was primarily the result of the Fund’s Catholic-values investing mandate, which limits the Fund’s ability to invest in a number of mid and larger capitalization companies in this sector. We believe the Fund is well positioned with an emphasis on high quality companies with valuations that we believe are reasonable relative to their earnings growth rates, and we are focusing on investments by the Fund in companies where we believe meaningful dividend increases or share buybacks appear likely during the remainder of this economic cycle.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund outperformed its benchmark, the Russell 2000 Index, during the six months ended June 30, 2015, gaining 7.44% versus the 4.75% return for the benchmark. During the first half of 2015, our sector allocation decisions were beneficial to the Fund’s relative performance, while our stock selection also contributed to the Fund’s relative outperformance. Stock section in the Information Technology, Materials, Financials and Consumer Discretionary sectors were the biggest contributors to the Fund’s performance. Our stock selection in the Healthcare sector detracted from the Fund’s relative performance, as we could not keep up with the white hot biotechnology stocks leading this sector. Being overweight the best performing sector, Healthcare, and underweight one of the weakest sectors, Utilities, benefited our sector allocation decisions relative to the benchmark. All in all, we believe it was a solid first half of 2015 for the Fund. As a core manager focused on higher quality companies, we continue to have the Fund tilted towards growth (as we have for several years) and we believe this area of the market currently provides the most attractive investment opportunities for the Fund.

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund returned 3.08% for the six months ended June 30, 2015, as compared to the 3.96% return for its benchmark, the Russell 1000 Growth Index, during the same period. During the first half of 2015, the Fund’s overweight position in the Consumer Discretionary sector benefited the Fund’s relative performance, which was more than offset by the Fund’s underweight position in the Healthcare sector. The Fund’s underweight position in the Healthcare sector was primarily the result of the Fund’s Catholic-values investing mandate, which limits the Fund’s ability to invest in a number of mid and larger capitalization companies in this sector. Stock selection in the Consumer Discretionary, Industrials and Consumer Staples sectors benefited the Fund’s relative performance, which was offset by stock selection in the Healthcare, Information Technology and Financials sectors. Growth stocks generally outperformed value stocks in the first half of 2015 and we believe the Fund is well positioned if this trend continues in the second half of 2015.

J. Luther King, Jr., CFA, CIC

July 31, 2015

3

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-12 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Funds’ summary and statutory prospectuses. Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

The Standard & Poor’s 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Stocks and bonds are not guaranteed. Bonds traditionally experience less volatility than stocks but have less growth potential. High yield bonds are subject to certain risks including market, greater price volatility, credit, liquidity, issuer, interest-rate, and inflation. Lower-rated and non-rated securities involve greater risk than higher rated securities. Stocks, investment grade bonds and high yield bonds as well as other asset classes have different risk profiles which should be considered when investing. High yield securities have greater price volatility and credit and liquidity risks (presenting a greater risk of loss to principal and interest) than other higher-rated, investment grade securities.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

LKCM Aquinas Funds Expense Example — June 30, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15 - 6/30/15).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 – 6/30/15
Actual	$1,000.00	$1,030.20	$7.55
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 – 6/30/15
Actual	$1,000.00	$1,030.80	$7.55
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Aquinas Small Cap Fund
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 – 6/30/15
Actual	$1,000.00	$1,074.40	$7.72
Hypothetical (5% return before expense)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

5

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — June 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

6

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Aerospace & Defense - 3.0%
Honeywell International Inc.	15,000	$1,529,550

Auto Components - 2.9%
The Goodyear Tire & Rubber Company	50,000	1,507,500

Banks - 14.3%
BOK Financial Corporation	17,500	1,217,650
Comerica Incorporated	25,000	1,283,000
Cullen/Frost Bankers, Inc.	15,000	1,178,700
SunTrust Banks, Inc.	40,000	1,720,800
Zions Bancorporation	60,000	1,904,100

		7,304,250

Beverages - 3.6%
The Coca-Cola Company	17,500	686,525
PepsiCo, Inc.	12,500	1,166,750

		1,853,275

Chemicals - 5.0%
FMC Corporation	23,000	1,208,650
Monsanto Company	12,500	1,332,375

		2,541,025

Commercial Services & Supplies - 1.2%
Copart, Inc. (a)	17,500	620,900

Computers & Peripherals - 1.3%
International Business Machines Corporation	4,020	653,893

Construction Materials - 3.4%
Martin Marietta Materials, Inc.	12,500	1,768,875

Diversified Financials - 3.3%
JPMorgan Chase & Co.	25,000	1,694,000

Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	8,000	372,880

Electrical Equipment & Instruments - 3.0%
Roper Industries, Inc.	9,000	1,552,140

Electronic Equipment & Instruments - 1.4%
Trimble Navigation Limited (a)	30,000	703,800

Energy Equipment & Services - 1.4%
Schlumberger Limited (b)	8,400	723,996

Food & Drug Retailing - 3.6%
CVS Health Corporation	17,500	1,835,400

Food Products - 4.0%
Kraft Foods Group, Inc.	9,700	825,858
Mondelez International, Inc. - Class A	29,700	1,221,858

		2,047,716

Health Care Equipment & Supplies - 2.0%
DENTSPLY International Inc.	20,000	1,031,000

Household Durables - 2.5%
Whirlpool Corporation	7,500	1,297,875

COMMON STOCKS	Shares	Value
Insurance - 6.6%
MetLife, Inc.	33,000	$1,847,670
Prudential Financial, Inc.	17,500	1,531,600

		3,379,270

Internet Software & Services - 6.9%
Akamai Technologies, Inc. (a)	22,500	1,570,950
Google Inc. - Class A (a)	1,400	756,056
Sabre Corporation	50,000	1,190,000

		3,517,006

Machinery - 5.2%
Barnes Group Inc.	30,000	1,169,700
Danaher Corporation	17,500	1,497,825

		2,667,525

Multiline Retail - 4.9%
Kohl’s Corporation	18,000	1,126,980
Macy’s, Inc.	20,800	1,403,376

		2,530,356

Oil & Gas & Consumable Fuels - 6.3%
Cabot Oil & Gas Corporation	36,000	1,135,440
ConocoPhillips	11,000	675,510
Exxon Mobil Corporation	4,000	332,800
Gulfport Energy Corporation (a)	15,000	603,750
Range Resources Corporation	10,000	493,800

		3,241,300

Paper & Forest Products - 2.1%
International Paper Company	22,500	1,070,775

Pharmaceuticals - 3.3%
AbbVie Inc.	25,000	1,679,750

Software - 3.6%
Adobe Systems Incorporated (a)	22,500	1,822,725

Specialty Retail - 4.0%
The Home Depot, Inc.	8,500	944,605
Tiffany & Co.	12,000	1,101,600

		2,046,205

TOTAL COMMON STOCKS
(Cost $30,159,590)		50,992,987

The accompanying notes are an integral part of these financial statements.

7

LKCM AQUINAS VALUE FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

SHORT-TERM INVESTMENT - 0.7%	Shares	Value
Money Market Fund (c) - 0.7%
Federated Government Obligations Fund - Institutional Shares, 0.01%	333,448	$333,448

TOTAL SHORT-TERM INVESTMENT
(Cost $333,448)		333,448

Total Investments - 100.2%
(Cost $30,493,038)		51,326,435
Liabilities in Excess of Other Assets - (0.2)%		(102,756)

TOTAL NET ASSETS - 100.0%		$51,223,679

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

8

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 2.6%
Honeywell International Inc.	7,675	$782,620

Banks - 1.2%
Cullen/Frost Bankers, Inc.	3,000	235,740
Texas Capital Bancshares, Inc. (a)	2,000	124,480

		360,220

Beverages - 1.3%
The Coca-Cola Company	10,000	392,300

Biotechnology - 1.7%
Amgen Inc.	3,275	502,778

Chemicals - 1.1%
FMC Corporation	6,000	315,300

Communications Equipment - 2.1%
QUALCOMM Incorporated	10,000	626,300

Computers & Peripherals - 7.1%
Apple Inc.	10,500	1,316,962
EMC Corporation	30,000	791,700

		2,108,662

Consumer Finance - 2.3%
American Express Company	8,750	680,050

Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	12,275	572,138

Electrical Equipment & Instruments - 5.7%
Emerson Electric Co.	12,000	665,160
Roper Industries, Inc.	6,000	1,034,760

		1,699,920

Electronic Equipment & Instruments - 3.5%
National Instruments Corporation	18,000	530,280
Trimble Navigation Limited (a)	22,000	516,120

		1,046,400

Food & Drug Retailing - 3.3%
CVS Health Corporation	9,375	983,250

Food Products - 2.5%
The WhiteWave Foods Company (a)	15,125	739,310

Health Care Equipment & Supplies - 3.3%
Medtronic, PLC (b)	6,000	444,600
Zimmer Holdings, Inc.	5,000	546,150

		990,750

Health Care Providers & Services - 3.2%
Express Scripts Holding Co (a)	3,000	266,820
McKesson Corporation	3,000	674,430

		941,250

Hotels, Restaurants & Leisure - 2.7%
Yum! Brands, Inc.	8,800	792,704

Household Durables - 1.2%
Whirlpool Corporation	2,000	346,100

Household Products - 3.4%
Colgate-Palmolive Company	12,000	784,920

COMMON STOCKS	Shares	Value
Household Products - 3.4%, Continued
The Procter & Gamble Company	3,000	$234,720

		1,019,640

Internet Catalog & Retail - 3.7%
Amazon.com, Inc. (a)	2,500	1,085,225

Internet Software & Services - 11.2%
Akamai Technologies, Inc. (a)	15,000	1,047,300
Facebook, Inc. - Class A (a)	14,000	1,200,710
Google Inc. - Class A (a)	1,000	540,040
Google Inc. - Class C (a)	1,002	521,551

		3,309,601

IT Consulting & Services - 1.0%
Visa Inc. - Class A	4,500	302,175

Machinery - 3.2%
Danaher Corporation	11,000	941,490

Media - 1.7%
The Walt Disney Company	4,500	513,630

Oil & Gas & Consumable Fuels - 4.3%
Cabot Oil & Gas Corporation	15,000	473,100
EOG Resources, Inc.	3,500	306,425
Range Resources Corporation	10,000	493,800

		1,273,325

Personal Products - 0.6%
The Estee Lauder Companies Inc. - Class A	2,000	173,320

Pharmaceuticals - 3.6%
AbbVie Inc.	16,000	1,075,040

Real Estate Investment Trusts - 1.6%
American Tower Corporation	5,000	466,450

Software - 6.4%
ACI Worldwide, Inc. (a)	24,000	589,680
Citrix Systems, Inc. (a)	10,000	701,600
Microsoft Corporation	13,625	601,544

		1,892,824

Specialty Retail - 8.0%
The Home Depot, Inc.	6,000	666,780
O’Reilly Automotive, Inc. (a)	3,000	677,940
Tractor Supply Company	8,000	719,520
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,000	308,900

		2,373,140

Textiles, Apparel & Luxury Goods - 4.5%
NIKE, Inc. - Class B	6,000	648,120
V.F. Corporation	10,000	697,400

		1,345,520

TOTAL COMMON STOCKS
(Cost $18,271,918)		29,651,432

The accompanying notes are an integral part of these financial statements.

9

LKCM AQUINAS GROWTH FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

SHORT-TERM INVESTMENT - 0.4%	Shares	Value
Money Market Fund (c) - 0.4%
Federated Government Obligations Fund - Institutional Shares, 0.01%	116,170	$116,170

TOTAL SHORT-TERM INVESTMENT
(Cost $116,170)		116,170

Total Investments - 100.3%
(Cost $18,388,088)		29,767,602
Liabilities in Excess of Other Assets - (0.3)%		(91,042)

TOTAL NET ASSETS - 100.0%		$29,676,560

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

10

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS - 96.7%	Shares	Value
Aerospace & Defense - 2.5%
Hexcel Corporation	1,895	$94,258
Teledyne Technologies Incorporated (a)	920	97,069

		191,327

Auto Components - 0.8%
Asbury Automotive Group Inc. (a)	680	61,622

Automobiles - 2.2%
Lithia Motors, Inc. - Class A	1,505	170,306

Banks - 6.6%
BancorpSouth, Inc.	4,183	107,754
Bank of the Ozarks, Inc.	2,425	110,944
Columbia Banking System, Inc.	3,325	108,195
Hanmi Financial Corporation	3,395	84,332
Texas Capital Bancshares, Inc. (a)	1,540	95,850

		507,075

Biotechnology - 4.8%
Charles River Laboratories International, Inc. (a)	1,845	129,777
EXACT Sciences Corporation (a)	6,100	181,414
Neogen Corporation (a)	1,310	62,146

		373,337

Building Products - 1.2%
PGT, Inc. (a)	6,214	90,165

Capital Markets - 1.2%
Waddell & Reed Financial, Inc. - Class A	1,945	92,018

Chemicals - 1.7%
Globe Specialty Metals Inc.	3,930	69,561
PolyOne Corporation	1,635	64,043

		133,604

Commercial Services & Supplies - 3.5%
Healthcare Services Group, Inc.	3,930	129,886
Hillenbrand, Inc.	1,220	37,454
Ritchie Bros. Auctioneers Incorporated (b)	3,750	104,700

		272,040

Communications Equipment - 3.3%
Ciena Corporation (a)	4,245	100,522
Infinera Corporation (a)	7,275	152,629

		253,151

Construction Materials - 1.5%
Headwaters Incorporated (a)	6,480	118,066

Consumer Finance - 1.2%
PRA Group Inc (a)	1,525	95,023

Diversified Financials - 1.8%
HFF, Inc. - Class A	3,410	142,299

Electronic Equipment & Instruments - 1.1%
Belden Inc.	1,055	85,698

COMMON STOCKS	Shares	Value
Food Products - 2.3%
Post Holdings Inc. (a)	2,090	$112,714
TreeHouse Foods, Inc. (a)	840	68,065

		180,779

Health Care Equipment & Supplies - 6.6%
Cynosure, Inc. - Class A (a)	2,785	107,445
Endologix, Inc. (a)	4,720	72,405
LDR Holding Corporation (a)	1,280	55,360
PRA Health Sciences, Inc. (a)	1,160	42,143
The Spectranetics Corporation (a)	4,758	109,482
VWR Corporation (a)	4,480	119,750

		506,585

Health Care Providers & Services - 5.6%
Acadia Healthcare Company, Inc. (a)	2,215	173,501
Aceto Corporation	4,265	105,047
Team Health Holdings, Inc. (a)	2,370	154,832

		433,380

Hotels, Restaurants & Leisure - 5.2%
Belmond Ltd. - Class A (a) (b)	5,010	62,575
Brinker International, Inc.	2,060	118,759
La Quinta Holdings Inc (a)	5,390	123,162
Popeyes Louisiana Kitchen, Inc. (a)	1,595	95,684

		400,180

Internet & Catalog Retail - 1.5%
HSN, Inc.	1,665	116,866

Internet Software & Services - 6.7%
Criteo SA - ADR (a) (b)	2,660	126,802
Euronet Worldwide, Inc. (a)	2,475	152,708
LogMeIn, Inc. (a)	2,015	129,947
SPS Commerce, Inc. (a)	1,650	108,570

		518,027

Leisure Equipment & Products - 1.5%
Pool Corporation	1,680	117,902

Machinery - 2.9%
Barnes Group Inc.	3,345	130,421
Generac Holdings, Inc. (a)	1,165	46,309
The Manitowoc Company, Inc.	2,235	43,806

		220,536

Media - 1.7%
The E.W. Scripps Company - Class A	5,750	131,388

Oil & Gas & Consumable Fuels - 3.1%
Diamondback Energy Inc. (a)	985	74,249
Memorial Resource Development Corp. (a)	3,000	56,910
Oasis Petroleum Inc. (a)	2,245	35,583
Synergy Resources Corporation (a)	6,585	75,267

		242,009

Pharmaceuticals - 1.8%
Akorn, Inc. (a)	3,136	136,918

The accompanying notes are an integral part of these financial statements.

11

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2015 (Unaudited)

COMMON STOCKS	Shares	Value
Professional Services - 2.3%
The Advisory Board Company (a)	1,830	$100,046
FTI Consulting, Inc. (a)	1,830	75,469

		175,515

Real Estate Investment Trusts - 7.1%
Kennedy-Wilson Holdings Inc.	4,665	114,712
Pebblebrook Hotel Trust	2,655	113,847
Sovran Self Storage, Inc.	1,355	117,763
Stag Industrial, Inc.	4,695	93,900
Strategic Hotels & Resorts, Inc. (a)	8,820	106,898

		547,120

Road & Rail - 0.5%
Landstar System, Inc.	605	40,456

Semiconductor Equipment & Products - 1.9%
Rambus Inc. (a)	10,290	149,102

Software - 7.9%
ACI Worldwide, Inc. (a)	6,120	150,368
Envestnet, Inc. (a)	1,110	44,877
Fair Isaac Corporation	1,250	113,475
Interactive Intelligence Group, Inc. (a)	2,360	104,949
Manhattan Associates, Inc. (a)	1,770	105,581
Proofpoint, Inc. (a)	1,380	87,865

		607,115

Specialty Retail - 1.5%
Monro Muffler Brake, Inc.	1,845	114,685

Textiles, Apparel & Luxury Goods - 0.2%
Skechers U.S.A., Inc. - Class A (a)	170	18,664

Thrifts & Mortgage Finance - 1.4%
Home Bancshares Inc.	2,950	107,852

Trading Companies & Distributors - 1.6%
Watsco, Inc.	1,005	124,359

TOTAL COMMON STOCKS
(Cost $5,857,194)		7,475,169

SHORT-TERM INVESTMENTS - 3.5%
Money Market Funds (c) - 3.5%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	59,201	59,201
Federated Government Obligations
Fund - Institutional Shares, 0.01%	210,968	210,968

TOTAL SHORT-TERM INVESTMENTS
(Cost $270,169)		270,169

Total Investments - 100.2%
(Cost $6,127,363)		7,745,338
Liabilities in Excess of Other Assets - (0.2)%		(13,932)

TOTAL NET ASSETS - 100.0%		$7,731,406

ADR American Depository Receipt.

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

ASSETS:
Investments, at value*	$51,326,435	$29,767,602	$7,745,338
Receivable for Fund shares sold	79,456	11,624	10,398
Dividends and interest receivable	45,702	19,744	2,816
Receivable for investment advisory fees (Note B)	—	—	1,212
Other assets	15,417	12,908	10,020

Total assets	51,467,010	29,811,878	7,769,784

LIABILITIES:
Payable for investment advisory fees (Note B)	114,488	58,480	—
Payable for distribution expense (Note B)	78,856	43,728	8,566
Payable for Fund shares redeemed	12,244	3,603	6,029
Payable for accounting and transfer agent fees and expenses	11,459	9,919	8,158
Payable for reports to shareholders	6,619	4,860	2,470
Payable for administrative fees	6,954	4,696	3,523
Payable for custody fees and expenses	970	651	3,559
Accrued expenses and other liabilities	11,741	9,381	6,073

Total liabilities	243,331	135,318	38,378

Net Assets	$51,223,679	$29,676,560	$7,731,406

Net Assets Consist of:
Paid in capital	$28,212,897	$17,425,430	$4,498,713
Accumulated net investment income (loss)	66,020	(38,963)	235
Accumulated net realized gain on securities	2,111,365	910,579	1,614,483
Net unrealized appreciation on investments	20,833,397	11,379,514	1,617,975

Net Assets	$51,223,679	$29,676,560	$7,731,406

Net Assets	$51,223,679	$29,676,560	$7,731,406
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	2,946,622	1,673,220	939,604
Net asset value per share (offering and redemption price)	$17.38	$17.74	$8.23

* Cost of Investments	$30,493,038	$18,388,088	$6,127,363

The accompanying notes are an integral part of these financial statements.

13

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund

Investment Income:
Dividends*	$442,585	$188,021	$56,025
Interest	22	13	10

Total income	442,607	188,034	56,035

Expenses:
Investment advisory fees (Note B)	232,573	136,198	37,200
Distribution expense (Note B)	64,604	37,833	9,300
Accounting and transfer agent fees and expenses	35,859	29,249	21,202
Administrative fees	21,772	13,537	10,055
Federal and state registration	13,132	11,589	10,999
Reports to shareholders	7,345	4,999	2,034
Professional fees	6,652	4,531	2,661
Trustees’ fees	4,132	2,496	855
Custody fees and expenses	2,958	2,965	4,399
Other	6,884	4,681	1,479

Total expenses	395,911	248,078	100,184
Less, expense waiver and/or reimbursement (Note B)	(8,288)	(21,081)	(44,384)

Net expenses	387,623	226,997	55,800

Net investment income (loss)	54,984	(38,963)	235

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,470,175	764,333	512,543
Net change in unrealized appreciation/depreciation on investments	58,816	210,109	22,315

Net Realized and Unrealized Gain on Investments	1,528,991	974,442	534,858

Net Increase in Net Assets Resulting from Operations	$1,583,975	$935,479	$535,093

* Net of foreign taxes withheld	$—	$—	$79

The accompanying notes are an integral part of these financial statements.

14

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Aquinas Value Fund		LKCM Aquinas Growth Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment income (loss)	$54,984	$558,967	$(38,963)	$(154,305)
Net realized gain on investments	1,470,175	4,786,797	764,333	6,691,524
Net change in unrealized appreciation/depreciation on investments	58,816	(3,575,491)	210,109	(6,149,001)

Net increase in net assets resulting from operations	1,583,975	1,770,273	935,479	388,218

Dividends and Distributions to Shareholders:
Net investment income	—	(547,931)	—	—
Net realized gain on investments	—	(4,148,241)	—	(6,673,458)

	—	(4,696,172)	—	(6,673,458)

Net decrease in net assets resulting from Fund share transactions (Note C)	(3,012,276)	(3,482,797)	(2,342,515)	(6,567,812)

Total decrease in net assets	(1,428,301)	(6,408,696)	(1,407,036)	(12,853,052)

Net Assets:
Beginning of period	52,651,980	59,060,676	31,083,596	43,936,648

End of period*	$51,223,679	$52,651,980	$29,676,560	$31,083,596

* Including accumulated net investment income (loss) of	$66,020	$11,036	$(38,963)	$—

	LKCM Aquinas Small Cap Fund

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations:
Net investment gain (loss)	$235	$(104,580)
Net realized gain on investments	512,543	1,754,393
Net change in unrealized appreciation/depreciation on investments	22,315	(2,448,267)

Net increase (decrease) in net assets resulting from operations	535,093	(798,454)

Dividends and Distributions to Shareholders:
Net realized gain on investments	—	(1,153,966)

Net decrease in net assets resulting from Fund share transactions (Note C)	(232,596)	(5,292,103)

Total increase (decrease) in net assets	302,497	(7,244,523)

Net Assets:
Beginning of period	7,428,909	14,673,432

End of period	$7,731,406	$7,428,909

* Including accumulated net investment income of	$235	$—

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Acquinas Value Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$16.87		$17.99	$14.18	$12.72	$12.68	$10.82

Net investment income	0.02		0.17 (1)	0.04	0.07	0.02	0.00 (2)
Net realized and unrealized gain on investments	0.49		0.34	4.72	1.46	0.04	1.87

Total from investment operations	0.51		0.51	4.76	1.53	0.06	1.87

Dividends from net investment income	—		(0.19)	(0.04)	(0.07)	(0.02)	(0.01)
Distributions from net realized gains	—		(1.44)	(0.91)	—	—	—

Total dividends and distributions	—		(1.63)	(0.95)	(0.07)	(0.02)	(0.01)

Net Asset Value – End of Period	$17.38		$16.87	$17.99	$14.18	$12.72	$12.68

Total Return	3.02%	(3)	2.73%	33.60%	12.01%	0.46%	17.25%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$51,224		$52,652	$59,061	$46,902	$42,056	$38,354
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.53%	(4)	1.49%	1.52%	1.54%	1.55%	1.57%
After expense waiver and/or reimbursement	1.50%	(4)	1.49%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.18%	(4)	0.95%	0.21%	0.44%	0.11%	(0.06)%
After expense waiver and/or reimbursement	0.21%	(4)	0.95%	0.23%	0.48%	0.16%	0.01%
Portfolio turnover rate	3%		23%	9%	28%	29%	31%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.

	LKCM Aquinas Growth Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$17.21		$21.44		$18.53		$16.86		$16.61		$14.25

Net investment loss	(0.02)		(0.09	)(1)	(0.13	)(2)	(0.07	)(1)	(0.10	)(1)	(0.08	)(1)
Net realized and unrealized gain on investments	0.55		0.43		5.07		1.84		0.35		2.44

Total from investment operations	0.53		0.34		4.94		1.77		0.25		2.36

Distributions from net realized gains	—		(4.57)		(2.03)		(0.10)		—		—

Net Asset Value – End of Period	$17.74		$17.21		$21.44		$18.53		$16.86		$16.61

Total Return	3.08%	(3)	1.25%		26.74%		10.52%		1.51%		16.56%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$29,677		$31,084		$43,937		$35,315		$33,698		$31,099
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.64%	(4)	1.60%		1.58%		1.58%		1.60%		1.63%
After expense waiver and/or reimbursement	1.50%	(4)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.40)%	(4)	(0.51)%		(0.69)%		(0.44)%		(0.71)%		(0.65)%
After expense waiver and/or reimbursement	(0.26)%	(4)	(0.41)%		(0.61)%		(0.36)%		(0.61)%		(0.52)%
Portfolio turnover rate	10%		30%		44%		42%		50%		46%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Small Cap Fund

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net Asset Value – Beginning of Period	$7.66		$9.39		$7.34		$7.35		$7.07		$5.25

Net investment income (loss)	0.00	(1)	(0.07	)(2)	(0.07	)(3)	(0.00	)(3)(4)	(0.06	)(3)	(0.05	)(3)
Net realized and unrealized gain (loss) on investments	0.57		(0.33)		2.45		0.59		0.34		1.87

Total from investment operations	0.57		(0.40)		2.38		0.59		0.28		1.82

Distributions from net realized gains	—		(1.33)		(0.33)		(0.60)		—		—

Net Asset Value – End of Period	$8.23		$7.66		$9.39		$7.34		$7.35		$7.07

Total Return	7.44%	(5)	-4.54%		32.41%		8.16%		3.96%		34.67%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$7,731		$7,429		$14,673		$11,684		$11,037		$6,505
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.69%	(6)	2.27%		2.25%		2.32%		2.44%		3.26%
After expense waiver and/or reimbursement	1.50%	(6)	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.19)%	(6)	(1.55)%		(1.54)%		(0.84)%		(1.81)%		(2.70)%
After expense waiver and/or reimbursement	0.00%	(6)	(0.78)%		(0.79)%		(0.02)%		(0.87)%		(0.94)%
Portfolio turnover rate	33%		66%		60%		82%		70%		84%

(1)	Less than $0.005.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)	Less than $(0.005).
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, three of which are presented herein and include the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by the Funds in their discretion.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and asked price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotes or matrix evaluations provided by an independent pricing service. Other assets and securities for which no market or broker quotations or matrix evaluations are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

18

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2015, the Funds’ assets carried at fair value were classified as follows:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$50,992,987	$—	$—	$50,992,987
Money Market Fund	333,448	—	—	333,448

Total Investments*	$51,326,435	$—	$—	$51,326,435

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$29,651,432	$—	$—	$29,651,432
Money Market Fund	116,170	—	—	116,170

Total Investments*	$29,767,602	$—	$—	$29,767,602

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$7,475,169	$—	$—	$7,475,169
Money Market Funds	270,169	—	—	270,169

Total Investments*	$7,745,338	$—	$—	$7,745,338

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

19

8.    Other:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

9.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2016 in order to limit each Fund’s operating expenses to the annual cap rates identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2015, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Annual Management Fee Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived and/or Expenses Reimbursed in 2015	$8,288	$21,081	$44,384

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the six months ended June 30, 2015, fees incurred by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $64,604, $37,833, and $9,300, respectively.

C.    Fund Shares:    At June 30, 2015, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Aquinas Value Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	240,518	$4,105,309	481,234	$8,649,355
Shares issued to shareholders in reinvestment of distributions			251,947	4,303,201
Shares redeemed	(415,151)	(7,117,676)	(895,608)	(16,435,642)
Redemption fee		91		289

Net decrease	(174,633)	$(3,012,276)	(162,427)	$(3,482,797)

Shares Outstanding:
Beginning of period	3,121,255		3,283,682

End of period	2,946,622		3,121,255

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LKCM Aquinas Growth Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	59,843	$1,044,315	141,239	$2,972,887
Shares issued to shareholders in reinvestment of distributions			353,769	6,183,269
Shares redeemed	(192,875)	(3,386,838)	(737,779)	(15,724,066)
Redemption fee		8		98

Net decrease	(133,032)	$(2,342,515)	(242,771)	$(6,567,812)

Shares Outstanding:
Beginning of period	1,806,252		2,049,023

End of period	1,673,220		1,806,252

LKCM Aquinas Small Cap Fund
	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	90,305	$717,524	238,715	$2,172,452
Shares issued to shareholders in reinvestment of distributions			135,998	1,060,787
Shares redeemed	(120,325)	(950,126)	(967,697)	(8,525,990)
Redemption fee		6		648

Net decrease	(30,020)	$(232,596)	(592,984)	$(5,292,103)

Shares Outstanding:
Beginning of period	969,624		1,562,608

End of period	939,604		969,624

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2015 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Aquinas Value Fund	$—	$1,403,274	$—	$4,031,206
LKCM Aquinas Growth Fund	—	3,144,928	—	5,621,715
LKCM Aquinas Small Cap Fund	—	2,374,383	—	2,885,470

E.    Tax Information:    At December 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund	LKCM Aquinas Small Cap Fund
Cost of Investments	$32,071,360	$20,004,501	$5,898,681

Gross Unrealized Appreciation	$20,961,357	$11,577,577	$1,672,433
Gross Unrealized Depreciation	(186,776)	(408,172)	(80,851)

Net Unrealized Appreciation	$20,774,581	$11,169,405	$1,591,582

Undistributed Ordinary Income	$11,036	$—	$—
Undistributed Long-Term Capital Gain	641,190	146,246	1,106,018

Total Distributable Earnings	$652,226	$146,246	$1,106,018

Total Accumulated Gains	$21,426,807	$11,315,651	$2,697,600

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

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The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Value Fund	$—	$—	$550,565	$4,145,607
LKCM Aquinas Growth Fund	—	—	—	6,673,458
LKCM Aquinas Small Cap Fund	—	—	—	1,153,966

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2011 through December 31, 2014. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2014. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2015 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS FUNDS

Introduction. At a meeting held on February 25, 2015, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Value Fund, and LKCM Aquinas Growth Fund (each, an “Aquinas Fund” and collectively, the “Aquinas Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Aquinas Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Aquinas Fund; (2) the performance of each Aquinas Fund as compared to a relevant benchmark and peer group of funds; (3) the level of the fees and the overall expenses of each Aquinas Fund and how those compared to a peer group of funds and other institutional portfolios; (4) the costs of services provided to the Aquinas Funds and the profitability of LKCM; (5) whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Aquinas Funds. The Board did not identify any single factor or item of information as all-important or controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the approval of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Aquinas Funds’ Catholic-values investing mandate, each Aquinas Fund’s performance and expenses, information regarding other clients, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review various aspects of the Aquinas Funds.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Aquinas Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, endowments, corporations and other clients since 1979. The Board recognized that LKCM is responsible for managing the Aquinas Funds and monitoring their performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Aquinas Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed the portfolio managers and other key personnel who provide services to each Aquinas Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Aquinas Funds by LKCM, including LKCM’s oversight of the Aquinas Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its procedures for monitoring the Aquinas Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Aquinas Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Aquinas Funds. The Board considered the performance of each Aquinas Fund compared to the Aquinas Fund’s benchmark index (“Benchmark”) and peer group funds compiled by Lipper, Inc. (“Lipper Index”) for various time periods ended December 31, 2014. In considering this comparative data, the Board noted that each Aquinas Fund is managed in accordance with its

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Catholic-values investing guidelines, which restricts their investments and generally are not applicable to the Benchmark or funds included in the respective Lipper Indexes. The Board also considered each Fund’s Morningstar rating and LKCM’s discussion of each Aquinas Fund’s performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about each Fund’s performance results.

The Board noted that the Aquinas Small Cap Fund underperformed its Benchmark and its Lipper Index for all periods presented. The Board noted LKCM’s explanation that stock selection and sector allocation decisions detracted from the Fund’s relative performance.

The Board noted that the Aquinas Value Fund underperformed its Benchmark for the one-year, three-year, five-year and since-inception periods. The Board noted that the Aquinas Value Fund outperformed its Lipper Index for the since-inception period, but underperformed its Lipper Index for the one-year, three-year and five-year periods. The Board noted LKCM’s explanation that stock selection and sector allocation decisions, particularly in the healthcare sector due to the Fund’s Catholic-investing mandate, detracted from the Fund’s relative performance.

The Board noted that the Aquinas Growth Fund underperformed its Benchmark and its Lipper Index for all periods presented. The Board noted LKCM’s explanation that stock selection and sector allocation decisions, particularly in the healthcare sector due to the Fund’s Catholic-investing mandate, detracted from the Fund’s relative performance.

Fees and Expenses. The Board considered the advisory fee rates and the net expense ratios (after fee waivers and/or expense reimbursements) of each Aquinas Fund relative to similar funds and LKCM’s other clients. The Board also considered that LKCM contractually agreed to continue its fee waivers and expense caps for each Aquinas Fund until April 30, 2016. The Board noted that the fee rates for the Aquinas Funds may be higher than other similar funds due to the additional services LKCM provides in managing the Aquinas Funds in accordance with the socially responsible investing guidelines provided by the United States Conference of Catholic Bishops. The Board compared the contractual advisory fee rate and the net expense ratio of each Aquinas Fund to a category of similar funds compiled by Lipper, Inc. (“Lipper Category”). The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Small Cap Fund were in the fourth and third quartile of its Lipper Category, respectively. In this case, the Aquinas Small Cap Fund’s advisory fee rate and the net expense ratio were both higher than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Value Fund were both in the fourth quartile of its Lipper Category. In this case, the Aquinas Value Fund’s advisory fee rate and net expense ratio were both higher than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and the net expense ratio for the Aquinas Growth Fund were in the fourth and third quartile of its Lipper Category, respectively. In this case, the Aquinas Growth Fund’s advisory fee rate and net expense ratio were both higher than the average of its Lipper Category.

The Board considered the advisory fee rates charged by LKCM to the mutual funds it subadvises and LKCM’s other separately managed portfolios. The Board noted that the fee rates charged by LKCM to the Aquinas Funds and clients with separately managed portfolios differ primarily as a result of the greater regulatory, compliance and related expenses that LKCM incurs in connection with its management of the Aquinas Funds. The Board also noted LKCM’s representation that the subadvisory fee rates it charges other funds reflect the narrower scope of investment management and compliance services provided by LKCM in a subadvisory capacity.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Aquinas Funds and the profitability of LKCM. The Board reviewed the fees paid by each Aquinas Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis. With respect to economies of scale, the Board considered that the asset levels in the Aquinas Funds are relatively low. Based on these asset levels, the Board noted that LKCM believes that economies of scale likely cannot be achieved until assets increase in the Aquinas Funds. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Aquinas Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Aquinas Funds. The Board noted that LKCM believes that both LKCM and the Aquinas Funds benefit from LKCM’s soft-dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Aquinas Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Aquinas Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Aquinas Funds; and (3) approved the renewal of the Agreement with respect to the Aquinas Funds.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

1

Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9/1/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 9/1/15

By (Signature and Title)	/s/ J. Luther King, Jr.
Jacob D. Smith, Chief Financial Officer

Date 9/1/15

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